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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KIPS BAY MEDICAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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KIPS BAY MEDICAL, INC.
3405 Annapolis Lane North, Suite 200
Minneapolis, Minnesota 55447
Ph: (763) 235-3540

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MAY 22, 2013

To our Stockholders:

        The 2013 Annual Meeting of the Stockholders (the "2013 Annual Meeting") of Kips Bay Medical, Inc. (the "Company") will be held on Wednesday, May 22, 2013, at the Minneapolis Club—Founders Room, located at 729 2nd Avenue South, Minneapolis, Minnesota 55402. Registration for the 2013 Annual Meeting will begin at 3:15 p.m. Central Time ("CT"). The 2013 Annual Meeting will commence at approximately 3:30 p.m. CT. The purposes of the 2013 Annual Meeting are to:

  (1)
  Elect four (4) directors to our Board of Directors to serve until the next annual meeting of stockholders or until such time as their successors are elected and qualified.
  (2)
  Approve the Kips Bay Medical, Inc. 2013 Equity Incentive Plan.
  (3)
  Consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as the Company's Independent Registered Public Accountant for 2013.
  (4)
  Consider and vote upon, on a non-binding and advisory basis, named executive officer compensation.
  (5)
  Consider and recommend, on a non-binding and advisory basis, whether the frequency of named executive officer compensation votes should occur every year, every two years or every three years.
  (6)
  Transact such other business as may properly come before the 2013 Annual Meeting and any adjournment or postponement thereof.

        Any action may be taken on any one of the foregoing proposals at the 2013 Annual Meeting on the date specified above, or on any date or dates to which the 2013 Annual Meeting may be adjourned. The Board of Directors is not aware of any other business to come before the 2013 Annual Meeting. The foregoing proposals are described more fully in the enclosed proxy statement (the "Proxy Statement"). If you have any questions regarding the information contained in the Proxy Statement or regarding the completion of the enclosed proxy card, voting by internet or telephone, or would like directions to the 2013 Annual Meeting, please call the Company at (763) 235-3540.

        Only stockholders that were listed on the Company's records at the close of business on Tuesday, April 2, 2013, the record date set by the Board of Directors for the meeting, are entitled to notice of the 2013 Annual Meeting and to vote at the 2013 Annual Meeting and any adjournments thereof. The stock transfer books of the Company will not be closed.

        All stockholders are cordially invited to attend the 2013 Annual Meeting in person. However, to assure the presence of a quorum, the Board of Directors requests all stockholders of record to promptly complete, sign, date and return the enclosed proxy card, which is solicited by the Board of Directors, or to vote by internet or telephone by following the instructions on the enclosed proxy card, whether or not you plan to attend the 2013 Annual Meeting. The proxy is revocable and will not be used if you attend and vote at the 2013 Annual Meeting in person or otherwise provide notice of your revocation. The prompt return of proxies will save the Company the expense of further requests for proxies in order to insure a quorum. Please mail your executed proxy card to the Company's stock transfer agent in the enclosed envelope. No postage is required if mailed in the United States.

By order of the Board of Directors,
Manny Villafaña Chairman of the Board and Chief Executive Officer Minneapolis, Minnesota April 18, 2013

PROXY STATEMENT
2013 ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 22, 2013
3:30 p.m. CT

        This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Kips Bay Medical, Inc., a Delaware corporation (the "Company"), for use at the 2013 Annual Meeting of Stockholders of the Company to be held on Wednesday, May 22, 2013 (the "2013 Annual Meeting"), and at any adjournment thereof. The 2013 Annual Meeting will be held at the Minneapolis Club—Founders Room, located at 729 2nd Avenue South, Minneapolis, Minnesota 55402. Registration for the 2013 Annual Meeting will begin at approximately 3:15 p.m. Central Time ("CT"). The 2013 Annual Meeting will commence at approximately 3:30 p.m. CT. This solicitation is being made by mail; however, the Company may also use its officers, directors, and employees (without providing them with additional compensation) to solicit proxies from stockholders in person or by telephone, facsimile or letter. Distribution of this Proxy Statement and the proxy card via U.S. Mail is scheduled to begin on or about April 18, 2013.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on May 22, 2013:
The Notice, Proxy Statement, Form of Proxy Card, and Annual Report on Form 10-K are available at
http://proxymaterials.kipsbaymedical.com

 QUESTIONS AND ANSWERS ABOUT THE 2013 ANNUAL MEETING AND VOTING

Q:
Why did I receive this Proxy Statement?

A:
The Company is soliciting your proxy vote at the 2013 Annual Meeting because you owned of record one or more shares of common stock of the Company at the close of business on Tuesday, April 2, 2013, the record date for the meeting, and are therefore entitled to vote at the 2013 Annual Meeting.

Q:
What is a proxy?

A:
A proxy is your legal designation of another person or persons (the "proxy" or "proxies," respectively) to vote on your behalf. By completing and returning the enclosed proxy card or voting by internet or telephone, you are giving Manny Villafaña and Scott Kellen, the proxies, the authority to vote your shares of common stock at the 2013 Annual Meeting in the manner you indicate on your proxy card or by internet or telephone. If you do not give direction with respect to any nominee or other proposal, the proxies will vote your shares as recommended by the Board of Directors. The proxies are authorized to vote in their discretion if other matters are properly submitted at the 2013 Annual Meeting, or any adjournments thereof.

Q:
When and where is the 2013 Annual Meeting?

A:
The 2013 Annual Meeting will be held on Wednesday, May 22, 2013 at the Minneapolis Club—Founders Room, located at 729 2nd Avenue South, Minneapolis, Minnesota 55402. Registration for the meeting will begin at approximately 3:15 p.m. CT. The 2013 Annual Meeting will commence at approximately 3:30 p.m. CT.

Q:
What am I voting on?

A:
You are voting on the following matters:

•
Proposal 1—The election of the four (4) directors named in this Proxy Statement.

•
Proposal 2—Approve the Kips Bay Medical, Inc. 2013 Equity Incentive Plan.

•
Proposal 3—The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accountant for 2013.

•
Proposal 4—The approval, by a non-binding vote, of named executive officer compensation.

•
Proposal 5—The recommendation, by a non-binding vote, whether the frequency of named executive officer compensation votes should occur every year, every two years, or every three years.

Q:
What does the Board recommend?

A:
The Board recommends a vote:

•
FOR the election of its four director nominees (see Proposal 1);

•
FOR the approval of the Kips Bay Medical, Inc. 2013 Equity Incentive Plan (see Proposal 2);

•
FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accountant for 2013 (see Proposal 3);

•
FOR—the approval, by a non-binding vote, of named executive officer compensation (see Proposal 4); and

•
TWO YEARS—as the recommendation, by a non-binding vote, of the frequency that named executive officer compensation votes should occur (see Proposal 5).

Q:
How many votes do I have?

A:
On any matter which may properly come before the 2013 Annual Meeting, each stockholder entitled to vote thereon will have one (1) vote for each share of common stock owned of record by such stockholder as of the close of business on Tuesday, April 2, 2013.

Q:
How many shares of common stock may vote at the 2013 Annual Meeting?

A:
At the close of business on Tuesday, April 2, 2013, there were 26,904,079 outstanding shares of common stock. This means that there may be 26,904,079 votes on any matter presented at the 2013 Annual Meeting.

Q:
What vote is required to approve each of the Proposals?

A:
Proposal 1—Election of Directors—With respect to the election of directors, the four (4) nominees receiving the greatest number of votes relative to the votes cast for the other nominees will be elected, regardless of whether an individual nominee receives votes from a majority of the quorum of shares represented (in person or by proxy) at the 2013 Annual Meeting. Although directors are elected by plurality vote, the presence (in person or by proxy) of stockholders representing an aggregate of at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum for the election of directors.

  Proposal 2—Approval of the Kips Bay Medical, Inc. 2013 Equity Incentive Plan—Provided a quorum of at least a majority of the issued and outstanding stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of common stock represented at the 2013 Annual Meeting (whether in person or by proxy) will result in the approval of the Kips Bay Medical, Inc. 2013 Equity Incentive Plan.

  Proposal 3—Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accountant for 2013—Provided a quorum of at least a majority of the issued and outstanding stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of common stock represented at the 2013 Annual Meeting (whether in person or by proxy) will result in the stockholders' ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accountant for 2013.

  Proposal 4—Approval, by a Non-Binding Vote, of Named Executive Officer Compensation—Provided a quorum of at least a majority of the issued and outstanding shares of common stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of common stock represented at the 2013 Annual Meeting (whether in person or by proxy) and entitled to vote on the proposal will result in the approval of the compensation of our named executive officers. However, this is an advisory vote, which means that the result of the vote is not binding on the Company, our Board of Directors or the Compensation Committee. To the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

  Proposal 5—Recommendation, by a Non-Binding Vote, of the Frequency of Named Executive Officer Compensation Votes—Provided a quorum of at least a majority of the issued and outstanding shares of common stock is present (in person or by proxy), the alternative receiving the greatest number of votes relative to the votes cast for the other alternatives will be deemed the alternative recommended by the stockholders. However, this is an advisory vote, which means that the result of the vote is not binding on the Company, our Board of Directors or the Compensation Committee. The Board of Directors and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation.

Q:
Do stockholders have cumulative voting rights?

A:
Stockholders do not have cumulative voting rights with respect to the election of directors or any other matter, which means that stockholders will not be able to cast all of their votes for a single director nominee.

Q:
What constitutes a quorum?

A:
Transaction of business may occur at the 2013 Annual Meeting if a quorum is present. The presence in person or by proxy of stockholders holding at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum. On Tuesday, April 2, 2013, the Company had 26,904,079 issued and outstanding shares of common stock and, therefore, the presence of 13,452,040 shares will constitute a quorum for the transaction of business at the 2013 Annual Meeting. If you submit a proxy or vote in person at the meeting, your shares will be counted in determining whether a quorum is present at the 2013 Annual Meeting. Broker non-votes and abstentions are also counted for the purpose of determining a quorum, as discussed below.

Q:
What is the effect of abstentions and withhold votes?

A:
You may either vote FOR or WITHHOLD authority to vote for each nominee for the Board of Directors. If you withhold authority to vote on any or all nominees, your vote will have no effect on the outcome of the election. You may vote FOR, AGAINST or ABSTAIN on proposals 2, 3 and 4 and you may vote ONE YEAR, TWO YEARS, THREE YEARS, or ABSTAIN on proposal 5. If you abstain from voting on proposals 2, 3, 4 or 5, your shares will be deemed present but will not be deemed to have voted in favor of the proposal. An abstention therefore has the same effect as a vote against proposals 2 and 3 and will have no effect on the outcome of proposals 4 and 5.

  If you just sign and submit your proxy card without voting instructions, your shares will be voted FOR each director nominee, FOR proposals 2, 3 and 4 and TWO YEARS on proposal 5.

Q:
What is the effect of broker non-votes?

A:
Shares that are held by stock brokers in "street name" may be voted by the stock broker on "routine" matters, such as ratification of our independent registered public accounting firm. To vote on "non-routine" matters, the stock broker must obtain stockholder direction. When the stock broker does not vote the shares, the stock broker's abstention is referred to as a "broker non-vote."

  Brokers do not have discretion to vote shares for the election of directors or any other non-routine matters that may be brought before the meeting. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, your shares will not be counted in determining the outcome of these proposals. Brokers will have discretion to vote on the ratification of Ernst & Young LLP as the Company's independent registered public accounting firm for 2013 if you do not provide voting instructions.

  Broker non-votes will be considered present for quorum purposes at the 2013 Annual Meeting. Broker non-votes in connection with the election of directors are not deemed "votes cast," and, since directors are elected by a plurality, will have no effect on the election.

Q:
How do I vote my shares?

A:
If you are a stockholder of record, you may vote your shares of common stock at the 2013 Annual Meeting using any of the following methods:

•
Proxy Card—The enclosed proxy card is a means by which a stockholder may authorize the voting of his, her, its' or their shares of common stock at the 2013 Annual Meeting. The shares of common stock represented by each properly executed proxy card will be voted at the 2013 Annual Meeting in accordance with the stockholder's directions. The Company urges you to specify your choices by marking the appropriate boxes on the enclosed proxy card. After you have marked your choices, please sign and date the proxy card and mail the proxy card to the Company's stock transfer agent, Wells Fargo Shareowner Services, in the enclosed envelope. If you sign and return the proxy card without specifying your choices, your shares will be voted FOR the Board of Directors' nominees for directors; FOR the approval of the 2013 Equity Incentive Plan; FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent public accountant for 2013; FOR the approval, by a non-binding vote, of named executive officer compensation; and for TWO YEARS as the recommendation, by a non-binding vote, for the frequency that named executive officer compensation votes should occur.

•
Internet www.eproxy.com/kips—If you have Internet access, you may submit your proxy from any location in the world 24 hours a day, 7 days a week. Have your proxy card with you when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

  •
  Telephone 1-800-560-1965—If you live in the United States, you may use any touch-tone telephone to vote your proxy toll-free 24 hours a day, 7 days a week. Have your proxy card in hand when you call and then follow the instructions.

  •
  In person at the 2013 Annual Meeting—All stockholders of record as of Tuesday, April 2, 2013 may vote in person at the 2013 Annual Meeting. Even if you plan to attend the 2013 Annual Meeting, we recommend that you submit your proxy card or vote by internet or telephone ahead of time so that your vote can be counted if you later decide not to attend.

  You are a "beneficial owner" of shares held in "street name," rather than a "stockholder of record," if your shares are held in the name of a stock broker, bank, trust or other nominee as a custodian, and this Proxy Statement and the accompanying Notice were forwarded to you by that organization. As a beneficial owner, you have the right to direct your stock broker, bank, trust or other nominee how to vote your shares. You may vote by proxy by completing the voting instruction form provided by your custodian. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the 2013 Annual Meeting unless you obtain a "legal proxy" from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting.

Q:
Can I change my vote after I have mailed in my proxy card or voted by internet or telephone?

A:
Proxies solicited by the Board of Directors may be revoked at any time prior to the 2013 Annual Meeting. No specific form of revocation is required. You may revoke your proxy by:

•
Voting in person at the 2013 Annual Meeting;

•
Returning a later-dated signed proxy card;

•
Entering a new vote by internet or telephone; or

•
Giving personal or written notice of the revocation to the Company's Chief Operating Officer, Chief Financial Officer and Corporate Secretary, Scott Kellen, at the commencement of the 2013 Annual Meeting.

  If your shares are held in "street name" through a broker or other nominee, you will need to contact that nominee if you wish to change your voting instructions.

Q:
How will my shares be voted if I do not specify how they should be voted or if I vote for too few or too many choices on the proxy card?

A:
If you are a record holder and do not mark any choices for the election of directors on the proxy card, then the proxies solicited by the Board of Directors will be voted FOR the nominees recommended for election by the Board of Directors. You may wish to vote for less than four (4) director candidates. In such case, your shares will only be voted for the director candidate(s) you have selected. If you mark contradicting choices on the proxy card, such as both FOR and WITHHOLD for a director candidate, your shares will not be voted with respect to the director candidate for which you marked contradicting choices.

  If you are a record holder and do not mark a choice with respect to the approval of proposals 2, 3 or 4, then the proxies solicited by the Board of Directors will be voted FOR the approval of such proposal. If you mark contradicting choices on your proxy card, such as a mark both FOR and AGAINST the approval of a proposal, then your shares will not be counted either for or against the proposal for which you have marked contradicting choices.

  If you are a record holder and do not mark a choice with respect to proposal 5, then the proxies solicited by the Board of Directors will be voted for TWO YEARS on such proposal. If you mark contradicting choices on your proxy card, such as a mark for ONE YEAR and THREE YEARS, then your shares will not be counted on any choice for which you have marked contradicting choices.

Q:
Who can attend the 2013 Annual Meeting?

A:
All stockholders of record as of the close of business on Tuesday, April 2, 2013 may attend the 2013 Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or other nominee as custodian (i.e., in street name), we may request proof of your beneficial ownership as of the record date, such as an account statement, a copy of the voting instruction card provided by your custodian, a "legal proxy" provided by your custodian, or other similar evidence of ownership.

Q:
What is the record date for the 2013 Annual Meeting?

A:
The Board of Directors has fixed Tuesday, April 2, 2013, as the record date.

Q:
Who will count the votes?

A:
All proxies submitted to the Company will be tabulated by our stock transfer agent, Wells Fargo Shareowner Services. All shares voted by stockholders of record present in person at the 2013 Annual Meeting will be tabulated by our Corporate Secretary or his designee.

Q:
Who is paying for this proxy solicitation?

A:
The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners.

Q:
How do I nominate a candidate for election as a director at next year's Annual Meeting?

A:
Nominations for director are made by the Board of Directors. Stockholders may nominate a candidate for director for the 2014 Annual Meeting by following the procedures explained below in this Proxy Statement under the caption "CORPORATE GOVERNANCE—Selection of Director Nominees" and contained in the rules and regulations of the Securities and Exchange Commission.

Q:
What is a stockholder proposal?

A:
A stockholder proposal is your recommendation or requirement that the Company and/or the Board of Directors take action, which you intend to present at a meeting of the stockholders. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company's Proxy Statement, then the Company must also provide the means for stockholders to vote on the matter via the proxy card. The deadlines and procedures for submitting stockholder proposals for the 2014 Annual Meeting are explained in the following question and answer. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:
When are stockholder proposals and director nominations due for the 2014 Annual Meeting?

A:
In order to be considered for inclusion in next year's proxy statement, stockholder proposals, including director nominations, must be submitted in writing to the Company no later than

  December 19, 2013 (approximately 120 days prior to the one year anniversary of the mailing of this Proxy Statement). The Company suggests that proposals for the 2014 Annual Meeting of Stockholders be submitted by certified mail, return receipt requested. The proposal must be in accordance with the provision of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

  Stockholders who intend to present a proposal or director nomination at the 2014 Annual Meeting of Stockholders without including such proposal or nomination in the Company's proxy statement must, pursuant to the Company's bylaws, deliver to the Company notice of such proposal no earlier than January 22, 2014 (approximately 120 days prior to the one year anniversary of this year's meeting) and no later than February 21, 2014 (approximately 90 days prior to the one year anniversary of this year's meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

  If a stockholder proposal intended to be submitted to the 2014 Annual Meeting of Stockholders does not comply, as determined in the chairman's discretion, with the timeframes and other procedures established by the Company's bylaws, the proposal will be disregarded.

 PROPOSALS TO BE VOTED UPON

PROPOSAL 1

ELECTION OF DIRECTORS

        The Board of Directors is currently comprised of four directors, and four directors will be elected at the 2013 Annual Meeting to hold office until the 2014 Annual Meeting of Stockholders or until the successor of each shall be elected and qualified in accordance with the Company's Bylaws. Mr. Manny Villafaña, Mr. Robert Munzenrider, Mr. Robert Sheehy and Mr. Arch Smith are presently serving as members of the Board of Directors. The Company has no reason to believe that any of the director nominees named below will be unable or unwilling to serve as director if elected. If for any reason any nominee withdraws or is unable to serve as director (neither of which is expected at this time), the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the Board of Directors or the Board of Directors may reduce the size of the Board of Directors.

        The four nominees receiving the greatest number of affirmative votes cast will be elected as directors. Except as otherwise directed on the proxy cards or by internet or telephone voting, the proxies will vote all valid proxies for the four nominees identified below.

Nominees for Election as Directors at the 2013 Annual Meeting

        The Board of Directors has recommended the following persons as nominees for election as directors at the 2013 Annual Meeting:

Nominee Name	Age (as of Annual Meeting)	Year First Became a Director
Manny Villafaña	72	2007
Robert E. Munzenrider	68	2011
Robert J. Sheehy	55	2011
Arch C. Smith	58	2011

        Certain biographical information relating to each of the director nominees is set forth below

        Manny Villafaña is our founder, and has been our Chairman of the Board and Chief Executive Officer since our inception in 2007. Prior to founding us and since 1999, Mr. Villafaña founded and served as Chairman of the Board and Chief Executive Officer of CABG Medical, Inc., formed to develop an artificial coronary graft for use in bypass surgery. From 1987 to 2004, Mr. Villafaña founded and served as Chairman of the Board and Chief Executive Officer of ATS Medical, Inc., which developed open-pivot mechanical heart valves. ATS Medical was subsequently acquired by Medtronic, Inc. From 1976 to 1982, Mr. Villafaña founded and served as President and Chairman of the Board of St. Jude Medical, Inc. From 1972 to 1976, Mr. Villafaña founded and served as President and Chairman of the Board of Cardiac Pacemakers, Inc., or CPI, a cardiac rhythm management company. CPI was ultimately acquired by Eli Lilly and Company, which spun out CPI as Guidant Corporation. Guidant was, in turn, purchased by Boston Scientific Corporation.

        Mr. Villafaña has received numerous awards and honors, including the "Living Legend of Medicine" award from the International Society of Cardio Thoracic Surgeons, the Ellis Island Medal of Honor, the Grand Prize Recipient—Mediterranean Institute of Cardiology, the Ernst & Young LLP National Master Entrepreneur of the Year, the Boys and Girls Club of America Hall of Fame, induction into the Minnesota Business Hall of Fame and, in 2010, induction into the Minnesota Science and Technology Hall of Fame. We believe that Mr. Villafaña's nearly 40 years of experience in healthcare, his proven and respected leadership, and his deep commitment to us as our founder will be valuable in helping to guide the Board in the years ahead.

        Robert E. Munzenrider joined us as a director in February 2011 and is the founder and co-founder of several e-commerce businesses. From 2000 to 2002, Mr. Munzenrider was President of Harmon AutoGlass, a subsidiary of Apogee Enterprises, Inc. In 1999, he served as Vice President and Chief Financial Officer of the Glass Services Segment of Apogee Enterprises. He also served as Executive Vice President and Chief Financial Officer of Eliance Corp., an e-commerce service provider, during part of 1999. From 1997 to 1998, Mr. Munzenrider served as Vice President and Chief Financial Officer of St. Jude Medical, Inc. Mr. Munzenrider has served on the board of directors for Viad Corp. since 2004 and MGC Diagnostics Corp. (formerly Angeion Corp.) since 2010. Mr. Munzenrider also served on the board of directors for Criticare Systems, Inc. from 2007 to 2008, the board of directors for CABG Medical, Inc. from 2004 to 2006, and the board of directors for ATS Medical, Inc. from 2003 to 2010. He is also a Trustee Emeritus on the University of Montana Foundation. We believe that Mr. Munzenrider's extensive financial background and significant leadership experience in consumer-focused industries adds valuable expertise and insight to our board.

        Robert J. Sheehy joined us as a director in February 2011 and is an Operating Partner and member of the Strategic Advisory Board of Genstar Capital, a San Francisco based private equity firm that invests in leading middle-market companies. From 2007 to 2008, Mr. Sheehy served as Senior Vice President for UnitedHealth Group, Inc. From 2000 to 2007, Mr. Sheehy served as Chief Executive Officer of UnitedHealthcare, Inc., a division of UnitedHealth Group. From April 1998 to December 2000, Mr. Sheehy was President of UnitedHealthcare. Prior to April 1998, Mr. Sheehy served in various capacities with UnitedHealth Group. Mr. Sheehy currently serves on the board of directors for Univita Health, which he joined in March 2010, and Evolution1, Inc., which he joined in July 2011. Mr. Sheehy currently serves on the board of directors of West Side Community Health Services and as a member of the Board of Trustees of Breck School. We believe that Mr. Sheehy brings strategic insight and leadership and a wealth of experience in healthcare to our board, as well as knowledge of regulations and issues facing healthcare providers and medical device companies.

        Arch C. Smith joined us as a director in February 2011 and is currently a partner with Rothschild Capital Partners, focusing on investments in publicly traded medical device stocks. From April 2005 to May 2010, Mr. Smith was a Venture Partner at Sight Line Partners, a venture capital firm focused on investments in later stage private medical device companies. From 1984 to 2003, Mr. Smith worked for Piper Jaffray, a Minneapolis-based investment bank. Mr. Smith contributed in roles of increasing responsibility and most recently as a senior healthcare analyst and Managing Director for equity research, specializing in medical technology companies. Mr. Smith initially covered large capitalization stocks in the cardiovascular device arena, but later shifted the focus of his practice to small capitalization medical technology companies. Mr. Smith served on the board of directors for CABG Medical, Inc. from 2004 to 2006. During his employment with SightLine Partners, Mr. Smith served on the board of directors of Centerre Healthcare, PHT Corporation and InSound Medical. Mr. Smith serves on the board of the Minneapolis Heart Institute Foundation. We believe that, as a successful venture capitalist, Mr. Smith brings important strategic insight to our board, as well as a wealth of experience working with the investment community.

Required Vote and Board Recommendation

        If a quorum is present, the affirmative vote of a plurality of the shares of common stock present at the 2013 Annual Meeting, represented in person or by proxy, and entitled to vote on the matter is required to elect a nominee to the position of director. The four nominees receiving the greatest number of votes will be elected as directors.

        THE BOARD HAS DETERMINED THAT EACH NOMINEE IS QUALIFIED TO SERVE AS A DIRECTOR AND RECOMMENDS A VOTE "FOR" THE ELECTION OF ITS NOMINEES FOR DIRECTORS.

PROPOSAL 2

APPROVAL OF THE KIPS BAY MEDICAL, INC. 2013 EQUITY INCENTIVE PLAN

        On March 26, 2013, the Board approved the Kips Bay Medical, Inc. 2013 Equity Incentive Plan (the "2013 Plan"), contingent upon approval by the stockholders.

        In addition to awards of options to purchase Company Common Stock, the 2013 Plan, if approved, will allow the Board to grant restricted stock awards, restricted stock units, performance awards and stock appreciation rights. In addition, the Board believes that it is in the best interests of the Company that Two Million Five Hundred Thousand (2,500,000) shares be reserved under the 2013 Plan. If the 2013 Plan is approved, no further Awards will be made pursuant to the Company's 2007 Long-Term Incentive Plan. The Board believes that an equity incentive plan is important to maintain competitive compensation practices and to align the interests of our Board, employees and consultants with our stockholders.

Summary of the 2013 Plan

        The principal provisions of the 2013 Plan are summarized below. This summary is not a complete description of all of the 2013 Plan's provisions, and is qualified in its entirety by reference to the 2013 Plan which is attached to this Proxy Statement as Appendix A. Capitalized terms in this summary not defined in this Proxy Statement have the meanings set forth in the 2013 Plan.

        Purpose and Eligible Participants.    The purpose of the 2013 Plan is to secure and retain competent personnel by furnishing equity incentives to those employees (including officers), directors, and consultants upon whose efforts the success of the Company depends. As of the mailing date of this Proxy Statement, 13 employees, four directors, and several consultants are eligible to participate in the 2013 Plan.

        Types of Awards.    The 2013 Plan permits the grant of the following types of awards, in the amounts and upon the terms determined by the Administrator:

          Options.     Options may either be incentive stock options ("ISOs") which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code or non-qualified stock options ("NSOs"). Options shall vest as determined by the Administrator, subject to certain statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. The exercise price of each share subject to an ISO will be equal to or greater than the fair market value of a share on the date of the grant of the ISO, except in the case of an ISO grant to a stockholder who owns more than 10% of the Company's outstanding shares, in which case the exercise price will be equal to or greater than 110% of the fair market value of a share on the grant date. The exercise price of each share subject to an NSO shall be determined by the Board at the time of grant but will not be equal to or greater than the fair market value of a share on the date of grant. Recipients of options have no rights as a stockholder with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.

          Restricted Stock Awards.    Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued

  employment or Company performance. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the award beginning on the grant date.

          Restricted Stock Units.     Restricted stock units consist of a right to receive shares (or cash, in the Administrator's discretion) on one or more vesting dates in the future. The vesting dates may be based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock units have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

          Performance Awards.     Performance awards, which may be denominated in cash or shares, are earned upon achievement of performance objectives during a performance period established by the Administrator. Recipients of performance awards have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

          Stock Appreciation Rights.    A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Administrator. Generally, upon exercise of a stock appreciation right, the recipient will receive cash, shares of Company stock, or a combination of cash and stock, with a value equal to the excess of: (i) the fair market value of a specified number of shares of Company stock on the date of the exercise, over (ii) a specified exercise price.

        Number of Shares.    The stock to be awarded or optioned under the 2013 Plan shall consist of authorized but unissued shares of Common Stock. The maximum aggregate number of shares of Common Stock reserved and available for awards under the 2013 Plan is Two Million Five Hundred Thousand (2,500,000). Shares subject to awards granted under the 2013 Plan that expire or are terminated or forfeited for any reason, or which are used to pay the exercise price or satisfy the tax withholding obligation applicable to an award, or which represent an award to the extent it is settled in cash, will remain in the pool of shares available for issuance under the 2013 Plan.

        Administration.    Subject to the terms of the 2013 Plan, the Administrator (as defined in the 2013 Plan) will have the discretion to:

  (i)
  make awards;

  (ii)
  determine the terms and conditions of awards, including the number of shares subject to an award, vesting criteria, performance conditions and the manner of exercise;

  (iii)
  prescribe the form of agreements to evidence awards;

  (iv)
  interpret the 2013 Plan; and

  (v)
  make all other determinations necessary or advisable for the administration of the 2013 Plan or any agreement issued thereunder, to the extent permitted by law and the 2013 Plan.

The 2013 Plan will initially be administered by the Board of Directors of the Company; provided, however, that the Board may delegate some or all of the administration of the 2013 Plan to a Committee or Committees of non-employee directors. In accordance with the Nasdaq exchange listing rules, the Board has delegated to the Compensation Committee the responsibility for approving, or recommending to the Board for approval, all awards granted under the 2013 Plan.

        Amendments.    The Administrator may from time to time, insofar as permitted by law, suspend or discontinue the 2013 Plan or revise or amend it in any respect. However, to the extent required by applicable law or regulation, the Administrator may not, without stockholder approval, revise or amend the 2013 Plan (i) to materially increase the number of shares subject to the 2013 Plan, (ii) to change the designation of participants, including the class of employees, eligible to receive awards, (iii) to decrease the price at which options or stock appreciation rights may be granted (iv) to materially increase the benefits accruing to participants under the 2013 Plan, or (v) in any manner that will cause incentive stock options to fail to meet the requirements of Internal Revenue Code Section 422.

        Term.    The Administrator may grant awards pursuant to the 2013 Plan until it is discontinued or terminated; provided, however, that ISOs may not be granted after May 23, 2023.

        Change of Control.    Upon a change of control of the Company, as defined in the 2013 Plan, each outstanding Award will fully vest and each Participant will have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Common Stock as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock Awards will lapse, and, with respect to Restricted Stock Unit Awards, Stock Appreciation Rights and Performance Awards, all Performance Objectives or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, the Administrator will notify the holders of any Option or Stock Appreciation Right, in writing or electronically, that their awards will be fully vested and exercisable for a period of time determined by the Administrator, in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

        In the event that Participant receives any Change in Control Payment (as defined in the 2013 Plan) which would constitute a "parachute payment" for purposes of Code Section 280G or any successor provision and the regulations thereunder, Participant shall either, in his or her discretion: (a) receive only the Change of Control Payment in the amount so that it is not deemed a "parachute payment" for purposes of Code Section 280G or (b) receive all of the Change of Control Payment and be responsible, without any responsibility to the Company, to pay any and all taxes on any and all portions of the Change of Control Payment which is deemed to be a "parachute payment" pursuant to Code Section 280G.

        Payment.    Upon exercise of an option granted under the 2013 Plan, and as permitted in the Administrator's discretion, the option holder may pay the exercise price in cash (or cash equivalent), by surrendering previously-acquired unencumbered shares of Company Common Stock, by withholding shares of Company Common Stock from the number of shares that would otherwise be issuable upon exercise of the option (e.g., a net share settlement), through broker-assisted cashless exercise (if compliant with applicable securities laws and any insider trading policies of the Company), another form of payment authorized by the Administrator, or a combination of any of the foregoing. If the exercise price is paid, in whole or in part, with Company Common Stock, the then-current fair market value of the stock delivered or withheld will be used to calculate the number of shares required to be delivered or withheld.

        Transfer Restrictions.    Unless permitted by law and expressly permitted by the Administrator, no award made under the 2013 Plan will be transferable, other than by will or by the laws of descent and distribution. The Administrator may permit a recipient of a NSO to transfer the award by gift to his or her "immediate family" or to certain trusts or partnerships (as defined and permitted by applicable federal securities law).

        New Plan Benefits.    The amount of future awards will be determined by the Administrator. The 2013 Plan does not require awards in specific amounts or to specific recipients or provide formulae to determine the amount or recipient of awards. As a result, the Company cannot determine the awards that will be made under the 2013 Plan or that would have been made in the past if the 2013 Plan had been in place. On April 2, 2013, the closing price of the Company's Common Stock was $1.30.

Federal Income Tax Matters

        Options.    Under present law, an optionee will not recognize any taxable income on the date an NSO is granted pursuant to the 2013 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

        ISOs granted under the 2013 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an optionee recognizes no compensation that is taxable as ordinary income when the option is granted. Further, the optionee generally will not recognize any compensation that is taxable as ordinary income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company generally is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

        Restricted Stock Awards.    Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Internal Revenue Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

        Restricted Stock Units.    A recipient of restricted stock units will generally recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares (or the amount of cash) distributed to settle the restricted stock units on the vesting date(s). The Company normally will receive a corresponding deduction at the time of vesting, equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

        Performance Awards.    A recipient of performance awards will recognize compensation taxable as ordinary income equal to the value of the shares of Company Common Stock or the cash received, as the case may be, in the year that the recipient receives payment. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

        Stock Appreciation Rights.    Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Company Common Stock or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

        Code Section 409A.    Depending in part on particular Award terms and conditions, certain Awards under the 2013 Plan, may be considered non-qualified deferred compensation subject to the requirements of Code Section 409A. If the terms of such Awards do not meet the requirements of Code Section 409A, the violation of Code Section 409A may result in an additional 20% tax obligation, plus penalties and interest for such participant.

        The foregoing is only a summary of the effect of U.S. federal income taxation with respect to the grant and exercise of awards under the 2013 Plan. It does not purport to be complete, and does not discuss the tax consequences of an individual's death or the provisions of the income tax laws of any municipality, state or foreign country in which any eligible individual may reside.

Other Information

        Other than as a result of their right to participate in the 2013 Plan, no person who was a director or executive officer of the Company in the year ended December 31, 2012 or who is a nominee for director at the 2013 Annual Meeting, or any associate of theirs, has any substantial interest in this proposal.

Required Vote and Recommendation

        Provided a quorum of at least a majority of the issued and outstanding stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of Common Stock represented at the 2013 Annual Meeting (whether in person or by proxy) will result in the stockholders' approval of the 2013 Plan.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE KIPS BAY MEDICAL, INC. 2013 EQUITY INCENTIVE PLAN.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

        The Company's Audit Committee has selected Ernst & Young LLP as the Company's independent registered public accountant for the year ending December 31, 2013. Ernst & Young LLP has been the Company's independent registered public accountant since 2010. The firm has advised the Company that it has no relationship to the Company except that of independent registered public accountant.

        A representative of Ernst & Young LLP is expected to be present at the 2013 Annual Meeting of Stockholders. Such representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions regarding audit of the financial statements.

Audit Fees

        The following table presents fees for professional services billed by Ernst & Young LLP to the Company for the audit of the Company's annual financial statements for the years ended December 31, 2012 and 2011. No audit-related fees, tax fees or other fees were billed by Ernst & Young LLP to the Company for professional services related to the years ended December 31, 2012 and 2011.

Category	Year	Fees
Audit Fees(1)	2012	$145,000
	2011	$99,500

(1)
Audit fees represent fees billed for professional services related to the audit of the Company's annual financial statements, the review of quarterly financial statements and services related to the Registration Statement filed to register the resale by Aspire Capital of shares of the Company's common stock and the Registration Statement filed to register the primary public offering of the Company's common stock completed in December 2012.

  Audit Committee Pre-Approval Policies and Procedures

          Beginning in 2011, the Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms of those services, to be performed for the Company by its independent registered public accountant prior to engagement. As our Audit Committee was not established until the effectiveness of our Registration Statement on Form S-1 filed in connection with our initial public offering in February 2011, the audit services performed before such date were pre-approved by our Chairman, Chief Executive Officer and sole director.

  Required Vote and Board Recommendation

          If a quorum is present, the affirmative vote of the stockholders holding a majority of the shares of common stock represented at the 2013 Annual Meeting, whether in person or by proxy, and entitled to vote on the matter, is required to ratify the selection of the independent registered public accountant.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR 2013.

PROPOSAL 4

APPROVAL, ON AN ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION

          The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act require that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. This is a new item for our 2013 Annual Meeting.

          We seek to closely align the interests of our named executive officers with the interests of our stockholders. We designed our compensation program to reward our named executive officers for their individual performance and contributions to our overall business objectives.

          The vote on this resolution is not intended to address any specific element of compensation. Instead, the vote relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

          Accordingly, we ask our stockholders to vote on the following resolution at the 2013 Annual Meeting:

          "RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the summary compensation table and the other related tables and disclosure."

        While the Board and especially the Compensation Committee intend to carefully consider the results of the voting on this proposal when making future decisions regarding executive compensation, the vote is not binding on the Company or the Board and is advisory in nature. To the extent there is any significant vote against the compensation of our named executive officers in this Proposal 4, the Compensation Committee will evaluate what actions may be necessary to address our stockholders' concerns.

Required Vote and Board Recommendation

        If a quorum is present, the affirmative vote of the stockholders holding a majority of the shares of common stock represented at the 2013 Annual Meeting, whether in person or by proxy, and entitled to vote on the matter is required to approve the compensation of the named executive officers. This vote is advisory and is not binding on the Company, the Board or the Compensation Committee.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

PROPOSAL 5

RECOMMENDATION, ON AN ADVISORY BASIS, OF THE FREQUENCY OF VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act also provide that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the SEC's compensation disclosure rules. This is a new item for our 2013 Annual Meeting.

        By voting with respect to this Proposal 5, stockholders may indicate whether they would prefer that we conduct future advisory votes on named executive officer compensation every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

        After careful consideration, the Board recommends advisory votes on the compensation of the Company's named executive officers every two years. The Board believes that votes every two years will provide the clearest and most useful feedback from stockholders to the Company and the Compensation Committee in this important area and will confirm the Company's commitment to frequent and transparent communications with its stockholders.

Required Vote and Board Recommendation

        If a quorum is present, the alternative receiving the greatest number of votes relative to the votes cast for the other alternatives will be deemed the alternative recommended by the stockholders. This vote is advisory and is not binding on the Company, the Board or the Compensation Committee.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR "TWO YEARS" AS THE FREQUENCY FOR THE VOTE ON COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

OTHER INFORMATION

CORPORATE GOVERNANCE

Independence

        Our Board of Directors currently has four members: Manny Villafaña, Robert E. Munzenrider, Robert J. Sheehy and Arch C. Smith. The Board has determined that Mr. Villafaña is not independent due to his receipt of payments from the Company as compensation for services provided as Chief Executive Officer of the Company. All remaining directors are "independent" within the definition provided by NASDAQ Rule 5605.

        The Board of Directors was comprised of one member, Manny Villafaña, since our founding in 2007 through the effectiveness of our Registration Statement on Form S-1 filed in connection with our initial public offering in February 2011. At that time, Mr. Munzenrider joined the Board of Directors. Messrs. Smith and Sheehy joined the Board of Directors at the closing of our initial public offering, also in February 2011. The Board of Directors held six meetings and acted by written action of the

Board of Directors five times during 2012. Each director attended at least 75% of the aggregate number of Board meetings held while the director served during the 2012 fiscal year and the number of meetings held by all committees of the Board on which the director served, if any, during the 2012 fiscal year. The Company's last annual meeting of stockholders was held on May 22, 2012 and was attended by all of our directors. The Board of Directors adopted a policy in April 2012, which strongly recommends that all directors attend the Company's annual meeting.

        The Board of Directors has an Audit Committee, Compensation Committee and Governance/Nominating Committee, each of which was established in February 2011 in connection with our initial public offering.

The Board's Role in Risk Oversight

        It is management's responsibility to manage risk and bring to the Board's attention the most material risks to the Company. The Board of Directors has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The Audit Committee provides oversight of management with respect to enterprise-wide risk management, which focuses primarily on financial and accounting risks and legal and compliance risks, including oversight of internal controls over financial reporting. In addition, the Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements. The Compensation Committee also reviews compensation and benefits plans affecting employees in addition to those applicable to the executive officers. The Company has determined that it is not reasonably likely that compensation and benefit plans create risks that would have a material adverse effect on the Company. The full Board considers strategic risks and opportunities and regularly receives detailed reports from management and the committees, with respect to their areas of responsibility for risk oversight.

Board Leadership Structure

        One of the key responsibilities of the Board of Directors is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board of Directors believes the combined role of Chairman of the Board and Chief Executive Officer, together with a Lead Independent Director having the duties described in the following section, is in the best interests of the stockholders because it promotes strategy development and execution and facilitates information flow with management to aid in the Board's evaluation of management's performance. The Board believes that the Company's Chief Executive Officer is best situated to serve as Chairman of the Board because of his unique familiarity with the Company's history, business and industry, which makes him most capable of effectively leading discussions among directors of diverse backgrounds and experience regarding the Company's operations and strategy identification, execution and evaluation.

        Because our Chairman of the Board also serves as our Chief Executive Officer and thus does not satisfy the definition of "independence" as set forth in NASDAQ Rule 5605, our Board of Directors has appointed Robert E. Munzenrider to serve as "Lead Independent Director." The Lead Independent Director has the responsibility of presiding at all executive sessions of the Board of Directors, consulting with the Chairman of the Board and Chief Executive Officer on Board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman of the Board and Chief Executive Officer and advising him on the efficiency of the board meetings and facilitating teamwork and communication between the non-management directors and management.

Code of Ethics

        The Company has adopted a Code of Ethics (the "Code"), which is applicable to all directors, officers and employees of the Company. The Code covers all areas of professional conduct, including customer and supplier relationships, conflicts of interest, insider trading, confidential information, accuracy of company records, public disclosures, contact with government officials, and workplace behavior. It requires strict adherence to all laws and regulations applicable to our business. The Code requires all persons to bring any violations and suspected violations of the Code to the Company's attention, through their supervisor, management, outside legal counsel, or by confidentially contacting the Chairman of the Audit Committee. The Code is posted to the Investors section of our website at www.KipsBayMedical.com. We intend to include on our website, within the time period required by Form 8-K, any amendment to, or waiver from, a provision of our Code that applies to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions, and that relates to any element of the Code of Ethics definition enumerated in Item 406(b) of Regulation S-K.

Audit Committee

        The principal functions of the Audit Committee are to evaluate and review the Company's financial reporting process and systems of internal controls. The Audit Committee evaluates the independence of the Company's independent registered public accountant, appoints the Company's independent registered public accountant, approves fees to be paid to our independent registered public accountant, and reviews the Company's financial statements with management and the independent registered public accountant. The Audit Committee has recommended to the Board of Directors the appointment of Ernst & Young LLP to serve as the Company's independent registered public accountant for 2013.

        The Audit Committee operates under a written charter, which is available on the Investors section of our website at www.KipsBayMedical.com. Under the charter, the Audit Committee must be comprised of not less than three members of the Board of Directors and its composition must otherwise satisfy NASDAQ and SEC requirements applicable to audit committees. The members of the Company's Audit Committee are Robert E. Munzenrider (Chairman), Robert J. Sheehy and Arch C. Smith, all of whom have been determined by the Board of Directors to be independent under the definition of "independence" provided by NASDAQ Rule 5605 and Rule 10A-3 of the Securities Exchange Act of 1934. The Board has determined that Mr. Munzenrider is an "audit committee financial expert" as defined by applicable SEC regulations. The Audit Committee was established in February 2011. The Audit Committee held four meetings during the 2012 fiscal year.

Report of the Audit Committee

        The following report of the Audit Committee shall not be deemed to be filed with the Securities and Exchange Commission ("SEC") or incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

        The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent registered public accounting firm is responsible for performing an independent audit of the Company's financial statements and expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.

        The Audit Committee has reviewed and discussed with management, the Company's audited financial statements as of and for the year ended December 31, 2012. The Audit Committee has discussed with Ernst & Young LLP, the Company's independent registered public accounting firm, the matters required to be discussed under Public Company Accounting Oversight Board standards. The Audit Committee has received and reviewed the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the audit committee concerning independence, and the Audit Committee discussed with Ernst & Young LLP their independence from management and the Company. The Audit Committee has considered whether the provision of services by Ernst & Young LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's Forms 10-Q are compatible with maintaining Ernst & Young LLP's independence, and has determined that they are compatible and do not impact Ernst & Young LLP's independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above should be included in the Company's Annual Report on Form 10-K accompanying this Proxy Statement and filed with the Securities and Exchange Commission for the year ended December 31, 2012.

Audit Committee

Robert E. Munzenrider, Chairman
Robert J. Sheehy
Arch C. Smith

Compensation Committee

        The members of the Compensation Committee are Robert J. Sheehy (Chairman), Robert E. Munzenrider and Arch C. Smith, all of whom are independent within the definition of "independence" provided by NASDAQ Rule 5605. The Compensation Committee operates under a written charter, which is available on the Investors section of our website at www.KipsBayMedical.com.

        The Board has authorized the Compensation Committee to review and advise management on a broad range of compensation policies for employees. The Company's Chief Executive Officer is responsible for establishing specific terms of compensation for Company employees and works with the Compensation Committee on specific terms of compensation, subject to approval by the Board of Directors. The Compensation Committee is also responsible for recommending to the Board of Directors the base salaries, salary increases, equity awards and other benefits for the Company's Chief Executive officer. The Board of Directors retains authority to set director compensation, although the Compensation Committee makes recommendations to the Board of Directors on director compensation. Additionally, the Compensation Committee administers the Company's 2007 Long-Term

Incentive Plan and grants stock options pursuant to such plan. During fiscal year 2012, the Compensation Committee engaged the 21-Group, a compensation consultant, for purposes of evaluating how variable compensation, including equity-based compensation, is used by companies of comparable size to the Company in comparable industries, and to evaluate the appropriateness and reasonableness of the terms to be included in the Chief Executive Officer's employment agreement. The Compensation Committee may delegate its responsibilities to subcommittees to the extent permitted by applicable laws and regulations; however, such subcommittees are not permitted to have decision-making authority and are required to report regularly to the full Compensation Committee. The Compensation Committee was established in February 2011. The Compensation Committee held three meetings during the 2012 fiscal year.

Governance/Nominating Committee

        The members of the Governance/Nominating Committee are Robert E. Munzenrider (Chairman), Robert J. Sheehy and Arch C. Smith, all of whom are independent within the definition of "independence" provided by NASDAQ Rule 5605. The Governance/Nominating Committee operates under a written charter, which is available on the Investors section of our website at www.KipsBayMedical.com. In accordance with NASDAQ requirements, all four of the director nominees for the 2013 Annual Meeting were approved by the Governance/Nominating Committee comprised of independent directors. The Governance/Nominating Committee was established in February 2011. The Governance/Nominating Committee met one time during the 2012 fiscal year.

        The principal purpose of the Governance/Nominating Committee is to identify and evaluate qualified individuals for membership on the Board of Directors. The Governance/Nominating Committee annually considers the size, composition and needs of the Board of Directors in evaluating director candidates and recommends director nominees for election at each annual meeting of stockholders. The Governance/Nominating Committee is also responsible for planning the succession of the Company's Chief Executive Officer.

Selection of Director Nominees

        In selecting nominees for directors, the Governance/Nominating Committee will consider all candidates submitted, including incumbent Board of Directors members, based upon the qualifications of the candidates, the business and financial experience of the candidates, the experience of the candidates serving on public company boards of directors, and other skills sets deemed appropriate by the Governance/Nominating Committee to enact the mission and business purposes of the Company. Our Principles of Corporate Governance specify that directors must have certain minimum qualifications, including governance, business and professional experience, industry awareness/knowledge, stakeholder awareness, and high standards of personal ethics.

        In addition, diversity is a factor in evaluating director nominees. The Governance/Nominating Committee considers diversity of experience, skills, geographic representation and background as factors in the selection of new director nominees, with the goal of assembling a Board of Directors with complementary skill sets and viewpoints. The Governance/Nominating Committee and Board of Directors has not adopted a stand-alone diversity policy at this time. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

        Currently, the Company does not engage any third parties to identify or evaluate potential nominees. The Governance/Nominating Committee will consider director candidates recommended by holders of the Company's common stock on the same basis as any other candidate submitted for consideration as a nominee. No nominations for candidates were received from any holders of common stock for the 2013 Annual Meeting.

        In order for a candidate to be considered for nomination by the Governance/Nominating Committee, a stockholder must submit, to the attention of the Chief Executive Officer of the Company, a written recommendation that contains the following information:

  (1)
  the full name and address of the stockholder submitting the recommendation;

  (2)
  the number of shares of common stock of the Company owned by the stockholder submitting the recommendation;

  (3)
  the full name and address of the director candidate;

  (4)
  the age of the director candidate;

  (5)
  a five-year business history of the director candidate;

  (6)
  the amount of common stock of the Company owned by the director candidate;

  (7)
  whether the director candidate can read and understand basic financial statements;

  (8)
  the director candidate's other board memberships, if any;

  (9)
  any family relationships between the director candidate and any executive officer or current director of the Company;

  (10)
  any business transactions between the director candidate or the candidate's business and the Company;

  (11)
  a written consent of the director candidate to be named in the Company's proxy statement and to serve as a director if elected; and

  (12)
  a written consent of the stockholder submitting the recommendation to be named in the Company's proxy statement.

        Additionally, any holder of common stock nominating a candidate is encouraged to set forth any other qualifications which he or she believes the candidate has to serve as director of the Company and the reasons why the holder believes the candidate should be elected to the Board of Directors of the Company. The Governance/Nominating Committee may require the stockholder or nominee to furnish additional information to evaluate the nominee's suitability. In the event a stockholder does not comply with the nomination process described in this Proxy Statement, the proposed nomination may be declared defective and disregarded. The non-employee director nominees who are standing for election at the 2013 Annual Meeting, Messrs. Munzenrider, Sheehy and Smith, were initially appointed to Company's Board of Directors by the Company's Chairman and Chief Executive Officer, who at the time was the sole director.

SECURITY HOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

        Any holder of common stock wishing to communicate with the Board of Directors about any matter involving the business or operations of the Company should send the communication, in written form, to the Chief Executive Officer of the Company at the Company's principal place of business at 3405 Annapolis Lane North, Suite 200, Minneapolis, Minnesota 55447. The Chief Executive Officer of the Company will promptly send the communication to each member of the Board of Directors.

PRINCIPAL STOCKHOLDERS

        The following table sets forth information regarding the beneficial ownership of our common stock as of April 2, 2013 including:

  •
  each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

  •
  each of our named executive officers;

  •
  each of our directors; and

  •
  all of our directors and executive officers as a group.

        The percentage ownership information shown in the table is based upon 26,904,079 shares of common stock outstanding as of April 2, 2013.

        Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable on or before that date that is 60 days after April 2, 2013. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentages beneficially owned. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

        Unless otherwise noted below, the address for each person or entity listed in the table is c/o Kips Bay Medical, Inc., 3405 Annapolis Lane North, Suite 200, Minneapolis, Minnesota 55447.

	Beneficial Ownership
				Percent of Class
	Shares Held		Options(1)
5% Stockholders
Kips Bay Investments, LLC(2)	6,836,060	(3)	—	25.2%
8500 Normandale Lake Boulevard,
Suite 600
Bloomington, MN 55437
Directors and Named Executive Officers
Manny Villafaña	5,281,397		—	19.5
Robert E. Munzenrider	60,000		—	*
Arch C. Smith	64,200		25,000	*
Robert J. Sheehy	76,667		—	*
Scott Kellen	—		64,063	*
Randall K. LaBounty	—		51,563	*
All directors and executive officers as a group (7 persons)	5,482,264		178,439	20.9

*
Less than 1%.

(1)
Represents options exercisable within 60 days of April 2, 2013.

(2)
Information based on a Schedule 13D/A filed by the reporting person on June 29, 2012. According to information provided to the Company by Kips Bay Investments, LLC, Kips Bay Investments, LLC is a family limited liability company for Nasser J. Kazeminy's family. Michael G. Eleftheriou, the President of Kips Bay Investments, LLC, has sole authority with respect to the voting and disposition of shares of Kips Bay Medical, Inc. held by Kips Bay Investments, LLC.

(3)
Includes 47,004 shares held by the principal equityholder of Kips Bay Investments, LLC. Kips Bay Investments, LLC disclaims beneficial ownership of such shares.

 EXECUTIVE COMPENSATION

Overview

        In this section, we describe our compensation programs and policies and the material elements of compensation for the year ended December 31, 2012 for our Chairman and Chief Executive Officer, our Chief Operating Officer, Chief Financial Officer, Vice President of Finance, and Secretary, and our Vice President of Regulatory and Clinical Affairs. We refer to these persons as our "named executive officers" elsewhere in this Proxy Statement.

        Decisions on the components of our compensation programs were, until the effectiveness of the registration statement filed in connection with our initial public offering, the responsibility of our Chairman and Chief Executive Officer. Following the effectiveness of the registration statement filed in connection with our initial public offering in February 2011, our compensation committee became responsible for reviewing and evaluating these components, including employee base salaries and benefit plans. The compensation committee provides advice and recommendations to the board of directors on such matters. See "Corporate Governance—Compensation Committee" for further details on the role of the compensation committee.

Employment Agreements

Manny Villafaña

        We entered into an employment agreement with Mr. Villafaña on July 31, 2012. The Agreement replaces in its entirety the Company's prior employment agreement with Mr. Villafaña, dated July 19, 2007, and the Company's change in control agreement with Mr. Villafaña, dated September 12, 2008, both of which previously governed Mr. Villafaña's employment relationship with the Company.

        The Agreement provides that Mr. Villafaña will continue in his positions as the Company's Chairman of the Board, Chief Executive Officer and President until July 1, 2015, if not earlier terminated. The Agreement provides for an annual base salary of $355,000, which amount may be reviewed and changed periodically by the Company from time to time. The Agreement also provides that Mr. Villafaña will be eligible to earn an annual performance-based bonus in accordance with the Company's bonus policies, if and when any such policies are put in place by the Company's Board of Directors, and provides that Mr. Villafaña is eligible to participate in the Company's employee benefit and retirement plans generally available to employees of the Company, in addition to reimbursement of reasonable business expenses incurred by Mr. Villafaña.

        Pursuant to the employment agreement, if we terminate Mr. Villafaña's employment he may be entitled to certain severance benefits. For benefits payable upon termination, including in a change in control, see "Severance Benefits and Change in Control Arrangements."

Scott Kellen and Randall K. LaBounty

        We entered into employment agreements with Mr. Kellen on February 8, 2010, and with Mr. LaBounty on May 2, 2011. Mr. Kellen's employment agreement provided for an annual base salary, which base salary was increased to $225,000 effective April 1, 2012. Mr. LaBounty's employment agreement provided for an annual base salary of $225,000, which was increased to $231,750 effective July 1, 2012. As explained further in "Overview" above, these compensation amounts were determined by our Chief Executive Officer and Chairman and reviewed by our Compensation Committee.

        Mr. Kellen and Mr. LaBounty are at-will employees. Therefore, their employment agreements do not have defined terms, and may be terminated by the executive or by us for any reason or no reason with ten days prior notice.

        Although we may, in our discretion, provide Mr. Kellen and Mr. LaBounty with severance benefits upon termination of their employment, neither of them is entitled to severance benefits. For benefits payable upon a change in control, see "Severance Benefits and Change in Control Arrangements."

        Pursuant to non-competition and non-solicitation provisions of their employment agreements, Mr. Kellen and Mr. LaBounty have agreed not to compete with us for a period of one year following termination of their employment. The employment agreements also contain provisions relating to confidential information and assignment of inventions, which require Mr. Kellen and Mr. LaBounty to refrain from disclosing any of our proprietary information and to assign to us any inventions which directly concern our eSVS MESH or future products, research, or development, or which result from work they perform for us or using our facilities.

Base Salary

        Base salaries for our named executive officers are established based on the executive's level of responsibility and years of experience, taking into account competitive trends. Base salaries of all employees, including executive officers, are reviewed annually and may be increased for merit reasons or due to overall company performance.

Equity Awards

        We did not award any equity incentive compensation to any of our named executive officers in 2012.

        Equity awards to our named executive officers generally consist of incentive stock options. For a description of the terms and conditions of our stock option plan, see "Employee Benefit Plans—2007 Long-Term Incentive Plan."

        Upon commencement of his employment with us, Mr. Kellen received an incentive stock option to purchase 50,000 shares of our common stock at an exercise price of $7.00 per share. One-quarter of the total number of shares subject to the option vested on each of February 8, 2011, 2012 and 2013, and an additional one-quarter of the total number of shares will vest on February 8, 2014. On March 7, 2011, Mr. Kellen received an incentive stock option to purchase 25,000 shares of our common stock at an exercise of $6.10 per share. One quarter of the total number of shares subject to the option vested on each of March 7, 2012 and March 8, 2013, and an additional one-quarter of the total number of shares subject to the option will vest on each of March 8, 2014 and 2015. On October 20, 2011, Mr. Kellen received an incentive stock option to purchase 56,250 shares of our common stock at an exercise price of $2.00 per share. Pursuant to this option, 14,063 shares subject to the option vested on October 20, 2012 and will vest on October 20, 2013, while 14,062 shares subject to the option will vest on each of October 20, 2014 and 2015.

        On May 2, 2011, upon commencement of his employment with us, Mr. LaBounty received an incentive stock option to purchase 75,000 shares of our common stock at an exercise price of $5.18 per share. One-quarter of the total number of shares subject to the option vested on May 2, 2012 and will vest on each of May 2, 2013, 2014 and 2015. On October 20, 2011, Mr. LaBounty received an incentive stock option to purchase 56,250 shares of our common stock at an exercise price of $2.00 per share. Pursuant to this option, 14,063 shares subject to the option vested on October 20, 2012 and will vest on October 20, 2013, while 14,062 shares subject to the option will vest on each of October 20, 2014 and 2015.

        There were no options exercised by any of our named executive officers during 2012.

Non-Equity Incentive Compensation

        We did not award any non-equity incentive compensation to any of our named executive officers in 2012.

Retirement Plan and Other Benefits

        We offer a SIMPLE IRA plan and health, disability, and life insurance to our full-time employees, including our named executive officers. For a description of the terms and conditions of our SIMPLE IRA plan, see "Employee Benefit Plans—Retirement Plan and Other Benefits."

Nonqualified Deferred Compensation

        We currently do not maintain any nonqualified deferred compensation plans.

Perquisites and Other Personal Benefits

        We did not provide any named executive officer with perquisites or personal benefits during 2012.

Severance Benefits and Change in Control Arrangements

        We have agreed to provide the severance benefits and change in control arrangements described below to our named executive officers.

Manny Villafaña

        The Agreement may be terminated immediately by the Company for Cause (as defined in the Agreement), or without Cause upon 60 days written notice to Mr. Villafaña, upon determination by the Company's Board of Directors to cease business, or upon the death or Disability (as defined in the Agreement) of Mr. Villafaña. The Agreement may be terminated by Mr. Villafaña for Good Reason (as defined in the Agreement) upon written notice to the Company, or without Good Reason upon 60 days written notice to the Company.

        In the event that the Agreement is terminated by the Company for Cause, upon determination by the Company's Board of Directors to cease business, upon Mr. Villafaña's death or Disability, by Mr. Villafaña without Good Reason, or on July 1, 2015, the Agreement provides that Mr. Villafaña will be entitled to unpaid base salary and accrued benefits through the date of termination.

        In the event that the Agreement is terminated by the Company without Cause or by Mr. Villafaña for Good Reason, the Agreement provides that Mr. Villafaña will be entitled to unpaid base salary and accrued benefits through the date of termination, the pro-rata amount of Mr. Villafaña's annual incentive bonus at target for Mr. Villafaña's applicable employment period during the fiscal year of termination (provided only if a bonus plan is put in place by the Company's Board of Directors and the Company's senior management are paid a bonus at or above target for the applicable fiscal year), secretarial services for one year following termination, and severance pay of two years of base salary in the event of termination by the Company without Cause or one year of base salary in the event of termination by Mr. Villafaña for Good Reason, in accordance with the Company's normal payroll practices.

        In the event of a termination by the Company without Cause or by Mr. Villafaña for Good Reason within two years of a Change in Control (as defined in the Agreement), Mr. Villafaña will be entitled to unpaid base salary and accrued benefits through the date of termination, the pro-rata amount of Mr. Villafaña's annual incentive bonus at target for Mr. Villafaña's applicable employment period during the fiscal year of termination (provided only if a bonus plan is put in place by the Company's Board of Directors and the Company's senior management are paid a bonus at or above target for the applicable fiscal year), secretarial services for one year following termination, and severance pay of three years of base salary payable in a lump sum.

        The severance and annual incentive bonus payments above are conditioned upon the Company's receipt of a separation agreement and release of claims from Mr. Villafaña. The Agreement also provides that Mr. Villafaña will not compete with the Company or solicit the Company's customers or employees while employed by and for two years after being employed by the Company. The Agreement also contains certain confidentiality and assignment of inventions and copyrights provisions.

Scott Kellen and Randall K. LaBounty

        Under the terms of their employment agreements, neither Mr. Kellen nor Mr. LaBounty is entitled to any severance benefits upon termination of employment. However, we may, in our sole discretion, provide them with severance benefits.

        We entered into change in control agreements with Mr. Kellen, effective February 8, 2010 and Mr. LaBounty, effective May 2, 2011. Under the terms of these agreements, if, within 24 months of a change in control, either executive is terminated by us for a reason other than cause or resigns for good reason, he will be entitled to a prorated portion of any annual incentive bonus for the year in which the termination occurs and a severance benefit equal to two years of his base salary. The change in control agreements expire three years from their effective dates, but will be automatically extended by one-year increments unless either party provides written notice to the other of the intent not to extend the agreement.

Summary Compensation Table for 2012

        The following table provides information regarding the compensation earned during the years ended December 31, 2012 and 2011 by our Chairman and Chief Executive Officer, our Chief Financial Officer, Vice President of Finance, and Secretary, and our Vice President of Regulatory and Clinical Affairs. We refer to these persons as our "named executive officers" elsewhere in this Proxy Statement.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Manny Villafaña	2012	$344,614	—	10,334	354,948
Chairman and Chief	2011	327,103	—	9,813	336,916
Executive Officer
Scott Kellen	2012	218,930	—	6,564	225,494
Chief Operating Officer,	2011	198,733	126,258	5,962	330,953
Chief Financial Officer,
Vice President of Finance
and Secretary(3)
Randall K. LaBounty	2012	228,116	—	6,839	234,955
Vice President of Regulatory	2011	142,789	253,554	4,154	400,496
and Clinical Affairs(4)

(1)
The value of each of the option awards was computed in accordance with FASB ASC Topic 718 without consideration of forfeitures. Valuation assumptions are described in the notes to financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2012. See the table entitled "Outstanding Equity Awards at December 31, 2012" and our discussion of stock-based compensation under "Employee Benefit Plans." Each stock option is an incentive stock option with a ten-year term, and vests, in the aggregate, as to one-fourth of the shares on the first anniversary of the grant date and annually thereafter until the fourth anniversary of the grant date.

(2)
Represents our match of Mr. Villafaña's, Mr. Kellen's and Mr. LaBounty's contributions to their SIMPLE IRA accounts. See our discussion of our SIMPLE IRA plan under "Employee Benefit Plans—Retirement Plan and Other Benefits."

(3)
Mr. Kellen joined the Company as its Chief Financial Officer, Vice President of Finance and Secretary on February 8, 2010. On March 13, 2012, Mr. Kellen was appointed as the Company's Chief Operating Officer.

(4)
Mr. LaBounty joined the Company as its Vice President of Regulatory and Clinical Affairs on May 2, 2011.

Outstanding Equity Awards at December 31, 2012

        The following table sets forth certain information regarding outstanding equity awards granted to our named executive officers as of December 31, 2012. Each award was granted pursuant to our 2007 Long-Term Incentive Plan.

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date
Scott Kellen	2/8/2010	25,000	25,000	(1)	7.00	2/8/2020
	3/7/2011	6,250	18,750	(2)	6.10	3/7/2021
	10/20/2011	14,063	42,187	(3)	2.00	10/20/2021
Randall K. LaBounty	5/2/2011	18,750	56,250	(4)	5.18	5/2/2021
	10/20/2011	14,063	42,187	(5)	2.00	10/21/2021

(1)
Represents shares granted pursuant to an incentive stock option agreement for an aggregate of 50,000 shares. This option vests in four annual installments beginning on February 8, 2011.

(2)
Represents shares granted pursuant to an incentive stock option agreement for an aggregate of 25,000 shares. This option vests in four annual installments beginning on March 7, 2012.

(3)
Represents shares granted pursuant to an incentive stock option agreement for an aggregate of 56,250 shares. This option vests in four annual installments beginning on October 20, 2012.

(4)
Represents shares granted pursuant to an incentive stock option agreement for an aggregate of 75,000 shares. This option vests in four annual installments beginning on May 2, 2012.

(5)
Represents shares granted pursuant to an incentive stock option agreement for an aggregate of 56,250 shares. This option vests in four annual installments beginning on October 20, 2012.

Employee Benefit Plans

2007 Long-Term Incentive Plan

        Our 2007 Long-Term Incentive Plan, or the 2007 Plan, was adopted by our board of directors and approved by our stockholders on July 27, 2007. The 2007 Plan will expire in July 2017, unless sooner terminated by our board of directors. Under the 2007 Plan, we may grant incentive stock options, nonqualified stock options, restricted stock awards, stock appreciation rights, and other performance awards to our officers, directors, employees, consultants, and advisors.

Retirement Plan and Other Benefits

        We sponsor a SIMPLE IRA retirement plan, which covers substantially all qualified full-time employees. This plan provides that each employee may elect to contribute to an individual retirement plan through salary reduction contributions. We currently match each employee's contribution to the plan up to 3% of the employee's base annual wage. We also offer health, disability and life insurance and a tax-advantaged saving plan for qualifying medical expenses to our full-time employees.

DIRECTOR COMPENSATION

        Until the effectiveness of the registration statement filed in connection with our initial public offering in February 2011, Manny Villafaña was our sole director and the chairman of our board of directors. Mr. Villafaña is not compensated for his services as a director. Mr. Munzenrider joined our board of directors following the effectiveness of the registration statement filed in connection with our initial public offering in February 2011, and Messrs. Smith and Sheehy joined our board of directors upon the closing of our initial public offering in February 2011.

        For the 2012 fiscal year, Messrs. Smith, Munzenrider, and Sheehy, as our non-employee directors, were each paid an annual retainer of $18,000; a retainer of $6,000 for each member of the audit committee; a retainer of $3,000 for each member of the compensation committee; a retainer of $2,000 for each member of the nominating and governance committee; and annual stipends of $10,000 and $5,000 for the chair of audit and compensation committees, respectively.

        For the 2013 fiscal year, the non-employee directors are each paid an annual retainer of $18,000; a retainer of $6,000 for each member of the audit committee; a retainer of $3,000 for each member of the compensation committee; a retainer of $2,000 for each member of the nominating and governance committee; and annual stipends of $10,000 and $5,000 for the chair of audit and compensation committees, respectively.

        In addition to these director fees, each non-employee director receives restricted stock in recognition of each director's service to the Company and to further align director and stockholder interests. Upon joining the board in February 2011, each non-employee director received a restricted stock grant of 30,000 shares of common stock, which vests in four annual increments, beginning with the one-year anniversary of the director's appointment to the board. On December 13, 2011, each non-employee director also received a restricted stock grant of 15,000 shares of common stock, which vested on the one-year anniversary of the grant date.

Director Compensation Table for 2012

Name	Fees Earned or Paid in Cash ($)
Robert E. Munzenrider	$41,500
Robert J. Sheehy	36,750
Arch C. Smith	31,750

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information concerning the Kips Bay Medical, Inc. 2007 Long-Term Incentive Plan, which was adopted by the Board of Directors and approved by stockholders in July 2007, as of December 31, 2012, and certain additional equity issuances not approved by the Company's stockholders.

	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,174,250	$3.64	601,750
Equity compensation plans not approved by security holders:
Public offering of common stock December 2012(1)	500,000	0.8125	—
Initial public offering February 2011(2)	103,125	10.00	—

Totals	1,777,375	$3.21	601,750

(1)
Represents options to purchase our common stock issued to the underwriters and their designees in our December 2012 public offering of common stock.

(2)
Represents options to purchase our common stock issued to the underwriters and their designees in our February 2011 initial public offering.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        The following is a summary of transactions since the beginning of 2011 to which we have been a party in which the amount involved exceeded $112,615, which is approximately 1% of the average of our total assets at December 31, 2011 and 2012, and in which any of our directors, executive officers or beneficial holders of more than 5% of our capital stock had or will have a direct or material indirect interest, other than compensation arrangements that are described under the sections of this Proxy Statement entitled "Executive Compensation" and "Director Compensation."

Agreements with Directors and Executive Officers

        Please see "Executive Compensation" for information regarding the employment agreements with, and compensation of, our executive officers.

Agreements with 5% Stockholders

Investment Agreement with Kips Bay Investments, LLC

        We are a party to an Investment Agreement dated, July 19, 2007, with Manny Villafaña and Kips Bay Investments, LLC, or KBI, which had no relationship to us prior to entering into this Investment Agreement. Pursuant to the Investment Agreement, KBI sold us all of its right, title and interest to certain intellectual property assets in exchange for a first secured promissory note, dated July 19, 2007, with a principal amount of $100,000 and loaned to us $2.9 million in exchange for a second secured promissory note dated July 19, 2007 with a principal amount of $2.9 million. The $100,000 note and the $2.9 million note, collectively the Notes, accrued interest at a rate of 9% per annum. All principal and accrued interest under the Notes was convertible into shares of our common stock at a per share price of $0.625 per share. In connection with the issuance of the Notes, we entered into a Loan and Security

Agreement with KBI, pursuant to which we granted a security interest in all of our existing and to-be-acquired property and proceeds therefrom, including all intellectual property assets transferred to us pursuant to the first secured promissory note.

        The Investment Agreement also granted KBI two stock purchase options. The first stock purchase option granted KBI the right to purchase 600,000 shares of our common stock for $3.5 million following our determination that our eSVS MESH was suitable for human implantation. The second stock purchase option granted KBI the right to purchase an additional 600,000 shares of our common stock for $3.5 million following the first implantation of our eSVS MESH.

        In April 2008, we determined that our eSVS MESH was suitable for human implantation, and KBI subsequently exercised its first stock purchase option under the Investment Agreement, purchasing an aggregate of 600,000 shares of our common stock for a purchase price of $3.5 million in nine installments from May 2008 to June 2009.

        In August 2008, the first implantation of our eSVS MESH took place thereby satisfying the condition to the second stock purchase option. KBI exercised the second option in February 2010, purchasing an additional 600,000 shares for a purchase price of $3.5 million.

        In March 2009, KBI converted the entire principal amount of $3.0 million and partially converted $217,188 of $467,188 in accrued interest on the Notes into 5,147,389 shares of our common stock at a price of $0.625 per share, and we paid KBI the balance of $250,000 of accrued interest in cash. In connection with KBI's exercise of the second stock purchase option in February 2010, we and KBI entered into an agreement whereby KBI repaid us the $250,000 in cash and we issued KBI 400,000 shares of our common stock at a price of $0.625 per share.

        Due to the conversion of the Notes, exercise of the stock purchase options, and other purchases of our common stock, as of April 2, 2013, KBI beneficially owns 25.2% of our common stock. The Loan and Security Agreement pursuant to which the Notes were issued has no further material force or effect following conversion of the Notes as there is no debt outstanding and no obligation to issue additional debt.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, and based solely on a review of the copies of such reports furnished to us and written representations from our officers and directors, all reporting persons timely filed reports of ownership and changes in ownership with the Securities and Exchange Commission, except that Kips Bay Investments, LLC did not timely file a Form 4 to report certain purchases of the Company's common stock.

OTHER INFORMATION

        Management knows of no other matters which may be brought before the 2013 Annual Meeting. If any other matters are presented at the meeting on which a vote may properly be taken, the persons named as proxy holders in the enclosed proxy card will vote thereon in accordance with their best judgment.

 ANNUAL REPORT AND FINANCIAL STATEMENTS

        The Company's Annual Report on Form 10-K, including the Company's financial statements and the notes thereto for the year ended December 31, 2012, accompanies the delivery of this Proxy Statement.

        We will provide a copy of the Form 10-K and/or the Exhibits to the 10-K upon written request and payment of specified fees. The written request for such Form 10-K and/or Exhibits should be directed to Scott Kellen, Chief Operating Officer, Chief Financial Officer, Vice President of Finance and Secretary, at 3405 Annapolis Lane North, Suite 200, Minneapolis, Minnesota 55447. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of common stock in the Company on April 2, 2013. The 2012 Annual Report on Form 10-K complete with exhibits and the Proxy Statement are also available at no cost through the EDGAR database available from the SEC's internet site (www.sec.gov), and at http://proxymaterials.kipsbaymedical.com.

 APPENDIX A

KIPS BAY MEDICAL, INC.
2013 EQUITY INCENTIVE PLAN

SECTION 1.
DEFINITIONS

        As used herein, the following terms shall have the meanings indicated below:

        (a)   "Administrator" shall mean the Board of Directors of the Company, or one or more Committees appointed by the Board, as the case may be.

        (b)   "Affiliate(s)" shall mean a Parent or Subsidiary of the Company.

        (c)   "Agreement" shall mean the written agreement, whether in paper or electronic format, entered into by the Participant and the Company evidencing the grant of an Award. Each Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant.

        (d)   "Award" shall mean any grant pursuant to this Plan of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right, or Performance Award.

        (e)   "Change of Control" shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events in subsections (i) through (iv) below. For purposes of this definition, a person, entity or group shall be deemed to "Own," to have "Owned," to be the "Owner" of, or to have acquired "Ownership" of securities if such person, entity or group directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

            (i)  Any person, entity or group becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other person, entity or group from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (B) solely because the level of Ownership held by any person, entity or group (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change of Control shall be deemed to occur;

           (ii)  There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

          (iii)  There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition (for purposes of this Section 1(e)(iii), "gross value" may mean either the current fair market value or the recorded net book value, as determined by the Administrator in its sole discretion, of the assets of the Company or the assets being disposed of, as the case may be, determined without regard to any liabilities associated with such assets); or

          (iv)  Individuals who, at the beginning of any consecutive twelve-month period, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board at any time during that consecutive twelve-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

For the avoidance of doubt, the term "Change of Control" shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. To the extent required, the determination of whether a Change of Control has occurred shall be made in accordance with Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

        (f)    "Change of Control Payment" shall mean any payment, benefit or transfer of property in the nature of compensation paid to or for the benefit of Participant under any arrangement which is considered contingent upon a Change of Control for purposed of Code Section 280G, including, without limitation, any and all of the Company's incentive, restricted stock, stock option or any other equity-based compensation payable pursuant to an Award.

        (g)   "Close of Business" of a specified day shall mean 5:00 p.m., Central Time, without regard to whether such day is a Saturday, Sunday, bank holiday, or other day on which no business is conducted.

        (h)   "Committee" shall mean a Committee of two or more Directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, each of the members of the Committee shall be a "non-employee director." Solely for purposes of this Section 1(g), "non-employee director" shall have the same meaning as set forth in Rule 16b-3.

        (i)    "Common Stock" shall mean the common stock of the Company (subject to adjustment as provided in Section 14 of this Plan).

        (j)    The "Company" shall mean Kips Bay Medical, Inc., a Delaware corporation.

        (k)   "Consultant" shall mean any person, including an advisor, who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services; provided, however, that no person shall be considered a Consultant for purposes of the Plan unless such Consultant is a natural person, renders bona fide services to the Company or any Affiliate, and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. For purposes of this plan, "Consultant" shall also include a director of an Affiliate who is compensated for services as a director.

        (l)    "Director" shall mean a member of the Board of Directors of the Company.

        (m)  "Effective Date" shall mean the date the Board of Directors of the Company adopts the Plan.

        (n)   "Employee" shall mean a common-law employee of the Company or any Affiliate, including "officers" as defined by Section 16 of the Exchange Act; provided, however, that service solely as a Director or Consultant, regardless of whether a fee is paid for such service, shall not cause a person to be an Employee for purposes of the Plan.

        (o)   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

        (p)   "Fair Market Value" of specified stock as of any date shall mean (i) if such stock is listed on an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Administrator in its sole discretion by applying principles of valuation with respect to Common Stock.

        (q)   "Incentive Stock Option" shall mean an option granted pursuant to Section 8 of this Plan that is intended to satisfy the provisions of Code Section 422, or any successor provision.

        (r)   The "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        (s)   "Option" shall mean an Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan.

        (t)    "Nonqualified Stock Option" shall mean an option granted pursuant to Section 9 of this Plan or an option (or portion thereof) that does not qualify as an Incentive Stock Option.

        (u)   "Parent" shall mean any parent corporation of the Company within the meaning of Code Section 424(e), or any successor provision.

        (v)   "Participant" shall mean an Employee to whom an Incentive Stock Option has been granted or an Employee, a Director, or a Consultant to whom a Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Stock Appreciation Right has been granted.

        (w)  "Performance Award" shall mean any Performance Shares or Performance Cash Units granted pursuant to Section 12 of this Plan.

        (x)   "Performance Objective(s)" shall mean one or more performance objectives established by the Administrator, in its sole discretion, for Awards granted under this Plan.

        (y)   "Performance Period" shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Performance Award are to be measured.

        (z)   "Performance Share" shall mean any grant of an Award pursuant to Section 12 of this Plan, the value of which, if any, shall be paid to a Participant by delivery of shares of Common Stock upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

        (aa) "Performance Cash Unit" shall mean any grant of an Award pursuant to Section 12 of this Plan, the value of which, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

        (bb) The "Plan" means the Kips Bay Medical, Inc. 2013 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

        (cc) "Restricted Stock Award" shall mean any grant of restricted shares of Common Stock pursuant to Section 10 of this Plan.

        (dd) "Restricted Stock Unit Award" shall mean any grant of any restricted stock units pursuant to Section 11 of this Plan.

        (ee) "Rule 16b-3" shall mean Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act.

        (ff)  "Stock Appreciation Right" shall mean a grant pursuant to Section 13 of this Plan.

        (gg) A "Subsidiary" shall mean any subsidiary corporation of the Company within the meaning of Code Section 424(f), or any successor provision.

SECTION 2.
PURPOSE

        The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentives to those Employees, Directors and Consultants upon whose efforts the success of the Company and its Affiliates will depend to a large degree. It is the intention of the Company to carry out the Plan through the granting of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and Stock Appreciation Rights.

SECTION 3.
EFFECTIVE DATE AND DURATION OF PLAN

        The Plan shall be effective on the Effective Date; provided, however, that adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the Effective Date. Notwithstanding anything in this Plan to the contrary, until shareholder approval of the Plan is obtained in accordance with applicable stock exchange listing standards, no Awards other than Options may be granted and no Options may be made exercisable.

        If shareholder approval is not obtained within the twelve (12) month period referenced in this Section 3, this Plan and all Awards granted after the Effective Date shall be null and void, except that the grant of an Option shall be deemed to be a grant of a Nonqualified Stock Option (without regard to whether the grant was intended to be an Incentive Stock Option.)

        The Administrator may grant Awards pursuant to the Plan from time to time until the Administrator discontinues or terminates the Plan; provided, however, that in no event may Incentive Stock Options be granted pursuant to the Plan after the earlier of (i) the date the Administrator discontinues or terminates the Plan or (ii) the Close of Business on the day immediately preceding the tenth anniversary of the Effective Date.

 SECTION 4.
ADMINISTRATION

        The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board"); provided, however, that the Board may delegate some or all of the administration of the Plan to a Committee or Committees. The Board and any Committee appointed by the Board to administer the Plan are collectively referred to in this Plan as the "Administrator."

        Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the exercise price of Options granted hereunder; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan; to make and amend rules, regulations and guidelines for administering the Plan; to prescribe the form and conditions of the respective Agreements evidencing each Award (which may vary from Participant to Participant); and to make all other determinations necessary or advisable for the administration of the Plan, including to correct any defect, omission or inconsistency in the Plan or any Agreement, to the extent permitted by law and this Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

        No member of the Board or Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.
PARTICIPANTS

        The Administrator may grant Awards under this Plan to any Employee, Director, or Consultant; provided, however, that only Employees are eligible to receive Incentive Stock Options. In designating Participants, the Administrator shall also determine the number of shares or cash units to be optioned or awarded to each such Participant and the performance criteria applicable to each Performance Award. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan. The power of the Administrator under this Section 5 shall be exercised from time to time in the sole discretion of the Administrator and without approval by the shareholders.

SECTION 6.
STOCK

        The stock to be awarded or optioned under this Plan shall consist of authorized but unissued or reacquired shares of Common Stock. Subject to Section 14 of this Plan, the maximum aggregate number of shares of Common Stock reserved and available for Awards under the Plan is Two Million Five Hundred Thousand (2,500,000).

        The following shares of Common Stock shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) any outstanding Award that expires or is forfeited for any reason, (ii) any portion of an outstanding Option or Stock Appreciation Right that is terminated prior to exercise, (iii) any portion of an Award that is terminated prior to the lapsing of the risks of forfeiture on such Award, (iv) shares of Common Stock used to pay the exercise price under any Award, (v) shares of Common Stock used to satisfy any tax withholding obligation attributable to any Award, whether such shares are withheld by the Company or tendered by the Participant, and (vi) shares of Common Stock covered by an Award to the extent the Award is settled in cash.

SECTION 7.
PAYMENT OF OPTION EXERCISE PRICE

        Upon exercise of an option, Participants may pay the exercise price of an Option (i) in cash, or with a personal check, certified check, or other cash equivalent, (ii) by the surrender by the Participant to the Company of previously acquired unencumbered shares of Common Stock (through physical delivery or attestation), (iii) through the withholding of shares of Common Stock from the number of shares otherwise issuable upon the exercise of the Option (e.g., a net share settlement), (iv) through broker-assisted cashless exercise if such exercise complies with applicable securities laws and any insider trading policy of the Company, (v) such other form of payment as may be authorized by the Administrator, or (vi) by a combination thereof. In the event the Participant elects to pay the exercise price, in whole or in part, with previously acquired shares of Common Stock or through a net share settlement, the then-current Fair Market Value of the stock delivered or withheld shall equal the total exercise price for the shares being purchased in such manner.

        The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. "Previously acquired shares of Common Stock" means shares of Common Stock which the Participant owns on the date of exercise (or for such other period of time, if any, as may be required by generally accepted accounting principles or any successor principles applicable to the Company).

        With respect to payment in the form of Common Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, if applicable.

SECTION 8.
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

        Each Incentive Stock Option shall be evidenced by an Incentive Stock Option Agreement, a form of which is attached hereto as Exhibit A, which shall comply with and be subject to the following terms and conditions:

        (a)    Number of Shares and Exercise Price.    The Incentive Stock Option Agreement shall state the total number of shares covered by the Incentive Stock Option. Except as permitted by Code Section 424(a), or any successor provision, the exercise price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Incentive Stock Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the exercise price per share of an Incentive Stock Option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of Common Stock on the date of the grant of the Incentive Stock Option. The Administrator shall have full authority and discretion in establishing the exercise price and shall be fully protected in so doing.

        (b)    Exercisability and Term of Incentive Stock Options.    The Incentive Stock Option Agreement shall state when the Incentive Stock Option becomes exercisable (i.e. "vests"). The Participant may exercise the Incentive Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof). Notwithstanding anything in this Plan or the Agreement to the contrary, the Participant may not exercise an Incentive Stock Option after the maximum term of such Option, as such term is specified in the Incentive Stock Option Agreement. Except as permitted by Code Section 424(a), in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the Incentive Stock Option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

        The Administrator may accelerate the exercisability of any Incentive Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

        (c)    No Rights as Shareholder.    A Participant (or the Participant's successors) shall have no rights as a shareholder with respect to any shares covered by an Incentive Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a "book entry"). Except as provided in Section 14 of the Plan, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

        (d)    Withholding.    The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of an Incentive Stock Option or a "disqualifying disposition" of shares acquired through the exercise of an Incentive Stock Option as defined in Code Section 421(b) or require the Participant to remit an amount sufficient to satisfy such withholding requirements, or any combination thereof. In the event the Participant is required under the Incentive Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Incentive Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, which are applicable to the supplemental income resulting from such exercise or disqualifying disposition. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Incentive Stock Option is exercised or the date of the disqualifying disposition, as the case may be, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

        (e)    Vesting Limitation.    Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other "incentive stock option" plans of the Company or any Affiliate shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or vesting of an Incentive Stock Option is accelerated as permitted under the provisions of the Plan and such acceleration would result in a violation of the limit imposed by this Section 8(e), such acceleration shall be of full force and effect but the number of shares of Common Stock that exceed such limit shall be treated as having been granted pursuant to a Nonqualified Stock Option; and provided, further, that the limits imposed by this Section 8(e) shall be applied to all outstanding Incentive Stock Options under the Plan and any other "incentive stock option" plans of the Company or any Affiliate in chronological order according to the dates of grant.

        (f)    Other Provisions.    The Incentive Stock Option Agreement authorized under this Section 8 shall contain such other provisions as the Administrator shall deem advisable. Any such Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary to ensure that such Incentive Stock Option will be considered an "incentive stock option" as defined in Code Section 422 or to conform to any change therein.

SECTION 9.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

        Each Nonqualified Stock Option shall be evidenced by a Nonqualified Stock Option Agreement, a form of which is attached hereto as Exhibit B, which shall comply with and be subject to the following terms and conditions:

        (a)    Number of Shares and Exercise Price.    The Nonqualified Stock Option Agreement shall state the total number of shares covered by the Nonqualified Stock Option. Unless otherwise determined by the Administrator, the exercise price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Nonqualified Stock Option.

        (b)    Term and Exercisability of Nonqualified Stock Options.    The Nonqualified Stock Option Agreement shall state when the Nonqualified Stock Option becomes exercisable (i.e. "vests"). The Participant may exercise the Nonqualified Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof); provided, however, that the Participant may not exercise a Nonqualified Stock Option after the maximum term of such Option, as such term is specified in the Nonqualified Stock Option Agreement.

        The Administrator may accelerate the exercisability of any Nonqualified Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

        (c)    No Rights as Shareholder.    A Participant (or the Participant's successors) shall have no rights as a shareholder with respect to any shares covered by a Nonqualified Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a "book entry"). Except as provided in Section 14 of the Plan, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

        (d)    Withholding.    The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of a Nonqualified Stock Option, or require the Participant to remit an amount sufficient to satisfy such withholding requirements. In the event the Participant is required under the Nonqualified Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Nonqualified Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, which are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Nonqualified Stock Option is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

        (e)    Other Provisions.    The Nonqualified Stock Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 10.
RESTRICTED STOCK AWARDS

        Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement, a form of which is attached hereto as Exhibit C, which shall comply with and be subject to the following terms and conditions:

        (a)    Number of Shares.    The Restricted Stock Award Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Award.

        (b)    Risks of Forfeiture.    The Restricted Stock Award Agreement shall set forth the risks of forfeiture, if any, including risks of forfeiture based on Performance Objectives, which shall apply to the shares of Common Stock covered by the Restricted Stock Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Common Stock which are restricted as of the effective date of the modification.

        (c)    Issuance of Shares; Rights as Shareholder.    Except as provided below, the Company shall cause a stock certificate to be issued and shall deliver such certificate to the Participant or hold such certificate in a manner determined by the Administrator in its sole discretion; provided, however, that in lieu of a stock certificate, the Company may evidence the issuance of shares by a book entry in the records of the Company or its designated agent (if permitted by the Company's designated agent and applicable law, as determined by the Administrator in its sole discretion). The Company shall cause a legend or notation to be placed on such certificate or book entry describing the risks of forfeiture and other transfer restrictions set forth in the Participant's Restricted Stock Award Agreement and providing for the cancellation and, if applicable, return of such certificate or book entry if the shares of Common Stock subject to the Restricted Stock Award are forfeited.

        Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Common Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

        (d)    Withholding Taxes.    The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Restricted Stock Award, or require the Participant to remit an amount sufficient to satisfy such withholding requirements. In the event the Participant is required under the Restricted Stock Award Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, which are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock Award. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

        (e)    Other Provisions.    The Restricted Stock Award Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.
RESTRICTED STOCK UNIT AWARDS

        Each Restricted Stock Unit Award shall be evidenced by a Restricted Stock Unit Award Agreement, a form of which is attached hereto as Exhibit D, which shall comply with and be subject to the following terms and conditions:

        (a)    Number of Shares.    The Restricted Stock Unit Award Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Unit Award.

        (b)    Vesting.    The Restricted Stock Unit Award Agreement shall set forth the period over which the Restricted Stock Unit Award may become vested and/or the conditions, including conditions based on Performance Objectives, to which such vesting is subject. The Administrator may, in its sole discretion, accelerate the vesting of any Restricted Stock Unit Award.

        (c)    Issuance of Shares; Rights as Shareholder.    The Participant shall be entitled to payment of the Restricted Stock Unit Award as the units subject to such Award vest. The Administrator may, in its sole discretion, pay Restricted Stock Units in cash, shares of Common Stock or any combination thereof. If payment is made in shares of Common Stock, the Administrator shall cause to be issued one or more stock certificates in the Participant's name and shall deliver such certificates to the Participant in satisfaction of such units; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company's designated agent and applicable law, as determined by the Administrator in its sole discretion). Until the units subject to the Restricted Stock Unit Award have vested, the Participant shall not be entitled to vote any shares of stock which may be acquired through the Award, shall not receive any dividends attributable to such shares, and shall not have any other rights as a shareholder with respect to such shares.

        (d)    Withholding Taxes.    The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Restricted Stock Unit Award, or require the Participant to remit an amount sufficient to satisfy such withholding requirements. In the event the Participant is required under the Restricted Stock Unit Award Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Unit Award. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, which are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock Unit Award. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares for this purpose shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

        (e)    Other Provisions.    The Restricted Stock Unit Award Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

 SECTION 12.
PERFORMANCE AWARDS

        Each Performance Award shall be evidenced by a Performance Award Agreement, a form of which is attached hereto as Exhibit E, which shall comply with and be subject to the following terms and conditions:

        (a)    Awards.    Performance Awards may be in the form of Performance Cash Units or Performance Shares. Performance Cash Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Common Stock or other Awards denominated in shares of Common Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

        (b)    Performance Objectives, Performance Period and Payment by the Company.    The Performance Award Agreement shall set forth:

            (i)  the number of Performance Cash Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Cash Unit;

           (ii)  one or more Performance Objectives established by the Administrator and the method for measuring performance;

          (iii)  the Performance Period over which Performance Cash Units or Performance Shares may be earned or may become vested;

          (iv)  the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

           (v)  the date upon which payment of Performance Cash Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares may be deferred.

        (c)    Withholding Taxes.    The Company or its Affiliates shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Performance Award, or require the Participant to remit an amount sufficient to satisfy such withholding requirements. In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Performance Award. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares for this purpose shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

        (d)    No Rights as Shareholder.    A Participant (or the Participant's successors) shall have no rights as a shareholder with respect to any shares covered by a Performance Shares Award until the date of the issuance of a stock certificate evidencing such shares (after such Award has vested); provided, however, that in lieu of a stock certificate, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company's designated agent and applicable law, as determined by the Administrator in its sole discretion). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued or such book entry is made, except as otherwise provided in Section 14 of the Plan.

        (e)    Other Provisions.    The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 13.
STOCK APPRECIATION RIGHTS

        Each Stock Appreciation Right shall be evidenced by a Stock Appreciation Right Agreement, a form of which is attached hereto as Exhibit F, which shall comply with and be subject to the following terms and conditions:

        (a)    Awards.    A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Common Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Common Stock on the date of such exercise, over (ii) a specified exercise price. The number of shares and the exercise price of the Stock Appreciation Right shall be determined by the Administrator on the date of grant. Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Common Stock on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

        (b)    Term and Exercisability.    The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable (i.e. "vests"). The Participant may exercise the Stock Appreciation Right, in full or in part, upon or after the vesting date of such Stock Appreciation Right (or portion thereof); provided, however, that the Participant may not exercise a Stock Appreciation Right after the maximum term of such Stock Appreciation Right, as such term is specified in the Stock Appreciation Right Agreement.

        The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant. If a Stock Appreciation Right is granted in tandem with an Option, the Stock Appreciation Right Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

        (c)    Withholding Taxes.    The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Stock Appreciation Right, or require the Participant to remit an amount sufficient to satisfy such withholding requirements. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Stock Appreciation Right. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, which are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Stock Appreciation Right is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

        (d)    No Rights as Shareholder.    A Participant (or the Participant's successors) shall have no rights as a shareholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company's designated agent and applicable law, as determined by the Administrator in its sole discretion). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued or such book entry is made (except as otherwise provided in Section 14 of the Plan).

        (e)    Other Provisions.    The Stock Appreciation Right Agreement authorized under this Section 13 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3.

SECTION 14.
RECAPITALIZATION, EXCHANGE,
LIQUIDATION, OR CHANGE OF CONTROL

        (a)    In General.    In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, other than due to conversion of the convertible securities of the Company, the Administrator may, in its sole discretion, adjust the class and number of shares of stock reserved under Section 6 of this Plan, the class and number of shares of stock covered by each outstanding Award, and, if and as applicable, the exercise price per share of each outstanding Award to reflect such change. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

        (b)    Liquidation.    Unless otherwise provided in the Agreement evidencing an Award, in the event of a dissolution or liquidation of the Company, the Administrator may provide for one or both of the following:

            (i)  the acceleration of the exercisability of any or all outstanding Options or Stock Appreciation Rights, the vesting and payment of any or all Performance Awards or Restricted Stock Unit Awards, or the lapsing of the risks of forfeiture on any or all Restricted Stock Awards; provided, however, that no such acceleration, vesting or payment shall occur if the acceleration, vesting or payment would violate the requirements of Code Section 409A; or

           (ii)  the complete termination of this Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case immediately prior to the completion of such a dissolution or liquidation.

        (c)    Change of Control.    In the event of a Change of Control, each outstanding Award will fully vest and each Participant will have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Common Stock as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock Awards will lapse, and, with respect to Restricted Stock Unit Awards, Stock Appreciation Rights and Performance Awards, all Performance Objectives or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, the Administrator will notify the holders of any Option or Stock Appreciation Right, in writing or electronically, that their awards will be fully vested and exercisable for a period of time determined by the Administrator, in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

        In the event that Participant receives any Change in Control Payment which would constitute a "parachute payment" for purposes of Code Section 280G or any successor provision and the regulations thereunder, Participant shall either, in his or her discretion: (a) receive only the Change of Control Payment in the amount so that it is not deemed a "parachute payment" for purposes of Code Section 280G or (b) receive all of the Change of Control Payment and be responsible, without any responsibility to the Company, to pay any and all taxes on any and all portions of the Change of Control Payment which is deemed to be a "parachute payment" pursuant to Code Section 280G.

SECTION 15.
NON-TRANSFERABILITY

        Except as expressly provided in this Plan or an Agreement, no Award shall be transferable by the Participant, in whole or in part, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Award, such transfer shall be void and the Award shall terminate.

        Notwithstanding anything in this Section 15 to the contrary, Non-Qualified Stock Options shall be transferable, in whole or in part, by the Participant by will or by the laws of descent and distribution. In addition, the Administrator may, in its sole discretion, permit the Participant to transfer any or all Nonqualified Stock Option to any member of the Participant's "immediate family" as such term is defined in Rule 16a-1(e) of the Exchange Act, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Option immediately prior to its transfer.

SECTION 16.
INVESTMENT PURPOSE AND SECURITIES COMPLIANCE

        No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

        As a further condition to the grant of any Option or the issuance of Common Stock to a Participant, the Participant agrees to the following:

        (a)   In the event the Company advises the Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, the Participant will execute any lock-up agreement the Company and the underwriter(s) deem necessary or appropriate, in their sole discretion, in connection with such public offering.

        (b)   In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of outstanding Awards so as to comply with any state's securities or Blue Sky law limitations with respect thereto, the Board of Directors of the

Company shall have the right (i) to accelerate the exercisability of any Award and the date on which such Award must be exercised or remove the risks of forfeiture to which the Award is subject, provided that the Company gives Participant prior written notice of such acceleration or removal, and (ii) to cancel any outstanding Awards (or portions thereof) which Participant does not exercise prior to or contemporaneously with such public offering.

        (c)   In the event of a Change of Control, Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the Change of Control, and Participant will execute any documents necessary to ensure compliance with such rules.

        The Company reserves the right to place a legend on any stock certificate (or a notation on any book entry shares permitted by the Administrator) issued in connection with an Award pursuant to the Plan to assure compliance with this Section 16.

        The Company shall not be required to register or maintain the registration of the Plan, any Award, or any Common Stock issued or issuable pursuant to the Plan under the Securities Act of 1933 or any other applicable securities laws. If the Company is unable to obtain the authority that the Company or its counsel deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall not be liable for the failure to issue and sell Common Stock upon the exercise, vesting, or lapse of restrictions of forfeiture of an Award unless and until such authority is obtained. A Participant shall not be eligible for the grant of an Award or the issuance of Common Stock pursuant to an Award if such grant or issuance would violate any applicable securities law.

SECTION 17.
AMENDMENT OF THE PLAN

        The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such suspension, termination, revision, or amendment, except as is authorized in Section 14, shall impair the terms and conditions of any Award which is outstanding on the date of such suspension, termination, revision, or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, except as provided in Section 14 of this Plan, to the extent required by applicable law or regulation, the Board may not, without shareholder approval, revise or amend the Plan (i) to materially increase the number of shares subject to the Plan, (ii) to change the designation of Participants, including the class of Employees, eligible to receive Awards, (iii) to decrease the price at which Options or Stock Appreciation Rights may be granted, (iv) to materially increase the benefits accruing to Participants under the Plan, or (v) in any manner that will cause Incentive Stock Options to fail to meet the requirements of Code Section 422.

        To the extent applicable, this Plan and all Agreements shall be interpreted in accordance with the requirements of Code Sections 409A and 422 and the regulations, notices, and other guidance of general applicability issued thereunder. Furthermore, notwithstanding anything in the Plan or any Agreement to the contrary, the Board may amend the Plan or Agreement to the extent necessary or desirable to comply with such requirements without the consent of the Participant.

SECTION 18.
NO OBLIGATION TO EXERCISE OPTION;
NO EMPLOYMENT OR OTHER SERVICE RIGHTS

        The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Right. Further, the granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ or service for any period.

SECTION 19.
MISCELLANEOUS

        (a)    Issuance of Shares.    The Company is not required to issue or remove restrictions on shares of Common Stock granted pursuant to the Plan until the Administrator determines that: (i) all conditions of the Award have been satisfied, (ii) all legal matters in connection with the issuance have been satisfied, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator may consider appropriate, in its sole discretion, to satisfy the requirements of any applicable law or regulation.

        (b)    Choice of Law.    The law of the state of Minnesota shall govern all questions concerning the construction, validity, and interpretation of this Plan, without regard to that state's conflict of laws rules.

        (c)    Severability.    In the event that any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        (d)    No Duty to Notify.    The Company shall have no duty or obligation to any Participant to advise such Participant as to the time and manner of exercising an Award or as to the pending termination or expiration of such Award. In addition, the Company has no duty or obligation to minimize the tax consequence of an Award to the Participant.

COMPANY # TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD. The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4, and for TWO YEARS on Item 5. 1. Election of directors: 01 Robert J. Sheehy 03 Robert E. Munzenrider Vote FOR Vote WITHHELD 02 Arch C. Smith 04 Manny Villafaña all nominees from all nominees (except as marked) (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. To approve the Kips Bay Medical, Inc. 2013 Equity Incentive Plan. For Against Abstain 3. To ratify the appointment of Ernst & Young, LLP as the Company’s Independent Registered Public Accountant for the year 2013. For Against Abstain 4. To approve, on a non-binding and advisory basis, named executive officer compensation. For Against Abstain 5. To recommend, on a non-binding and advisory basis, the frequency of the vote on named executive officer compensation. One Year Two Years Three Years Abstain THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. Address Change? Mark box, sign, and indicate changes below: Date _____________________________________ Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, adminis - trators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET/MOBILE – www.eproxy.com/kips Use the Internet to vote your proxy until 12:00 p.m. (CT) on May 21, 2013. PHONE – 1-800-560-1965 Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on May 21, 2013. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card. Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 Please detach here

Kips Bay Medical, Inc. 3405 Annapolis Lane North, Suite 200 Minneapolis, MN 55447 proxy This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 22, 2013. The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” each of the nominees for Director; and FOR Items 2, 3 and 4, and “TWO YEARS” on Item 5. By signing the proxy, you revoke all prior proxies and appoint Manny Villafaña and Scott Kellen, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. See reverse for voting instructions. KIPS BAY MEDICAL, INC. ANNUAL MEETING OF STOCKHOLDERS Wednesday, May 22, 2013 3:30 p.m. CT Minneapolis Club – Founders Room 729 2nd Avenue South Minneapolis, MN 55402

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QUESTIONS AND ANSWERS ABOUT THE 2013 ANNUAL MEETING AND VOTING
PROPOSALS TO BE VOTED UPON
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF THE KIPS BAY MEDICAL, INC. 2013 EQUITY INCENTIVE PLAN
PROPOSAL 3 RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
PROPOSAL 4 APPROVAL, ON AN ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION
PROPOSAL 5 RECOMMENDATION, ON AN ADVISORY BASIS, OF THE FREQUENCY OF VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION
OTHER INFORMATION CORPORATE GOVERNANCE
SECURITY HOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS
PRINCIPAL STOCKHOLDERS
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER INFORMATION
ANNUAL REPORT AND FINANCIAL STATEMENTS
APPENDIX A KIPS BAY MEDICAL, INC. 2013 EQUITY INCENTIVE PLAN SECTION 1. DEFINITIONS
SECTION 2. PURPOSE
SECTION 3. EFFECTIVE DATE AND DURATION OF PLAN
SECTION 4. ADMINISTRATION
SECTION 5. PARTICIPANTS
SECTION 6. STOCK
SECTION 7. PAYMENT OF OPTION EXERCISE PRICE
SECTION 8. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS
SECTION 9. TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS
SECTION 10. RESTRICTED STOCK AWARDS
SECTION 11. RESTRICTED STOCK UNIT AWARDS
SECTION 12. PERFORMANCE AWARDS
SECTION 13. STOCK APPRECIATION RIGHTS
SECTION 14. RECAPITALIZATION, EXCHANGE, LIQUIDATION, OR CHANGE OF CONTROL
SECTION 15. NON-TRANSFERABILITY
SECTION 16. INVESTMENT PURPOSE AND SECURITIES COMPLIANCE
SECTION 17. AMENDMENT OF THE PLAN
SECTION 18. NO OBLIGATION TO EXERCISE OPTION; NO EMPLOYMENT OR OTHER SERVICE RIGHTS
SECTION 19. MISCELLANEOUS